# PROMISSORY NOTE

Date: OCTOBER 28, 2004

Maker: Eddins-Walcher Company

Maker's Mailing Address (including county): 405 North Marienfeld, Suite 300
Midland, Midland County, Texas 79701

Payee: Sterling Bank ("Sterling")

Place of Payment (including county): 13111 Westheimer
Houston, Harris County, Texas 77077

Principal Amount: Five Million Five Hundred Thousand and 00/100 Dollars ($5,500,000.00)

Annual Interest Rate on Unpaid Principal from Date:

The interest rate will be the Prime Rate (floating) plus one and one-half of one percent (1.50%), which shall be adjusted daily to the rate in effect. The term "Prime Rate", as used herein, shall mean the prime rate as published in The Wall Street Journal's "Money Rates" table. If multiple prime rates are quoted in the table, then the highest prime rate will be the Prime Rate. In the event that the prime rate is no longer published in the "Money Rates" table, then Payee will choose a substitute Prime Rate which is based upon comparable information. Interest shall be computed on the basis of the actual number of days elapsed in a year composed of 360 days; however, if such computation would cause the interest to be charged or paid on this note to be greater than the maximum non-usurious rate permitted by applicable federal or Texas law from time to time in effect, interest shall be computed on the basis of a year composed of 365 or 366 days, as the case may be. The rate in effect is herein referred to as the "Stated Rate"; provided, however, in no event shall interest on the note ever be charged or paid at a rate greater than the maximum non-usurious rate permitted by applicable federal or Texas law from time to time in effect, whichever shall permit the higher lawful rate.

Annual Interest Rate on Matured, Unpaid Amounts: Maximum nonusurious rate allowed by applicable law.

Terms of Payment (principal and interest):

The Principal Amount is due and payable in monthly installments of $65,500.00 beginning December 1, 2004, with the remaining installments being payable the 1st day of each succeeding month thereafter, until November 1, 2009, when the entire balance of unpaid principal is payable. The amount of the monthly principal payments shall be based on an

equal amortization of the principal amount hereof over an eighty-four (84) month period. Interest at the Stated Rate shall be computed on the unpaid principal balance and is due and payable monthly as it accrues, on the same dates as and in addition to installments of principal. Each installment will be applied first to payment of accrued interest payable on the unpaid principal, and the remainder will be applied to reduction of principal.

Prepayment Penalty: This note may be prepaid in whole or in part at any time without penalty. All prepayments in excess of accrued interest shall be applied to the outstanding principal balance of this note in the inverse order of maturity.

Security for Payment:

(a) First lien deeds of trust and real estate mortgages from Maker to Payee, on land and any building and any existing improvements and amenities, said property described as follows:

The real property described in Exhibit "A" attached hereto and incorporated herein for all purposes ("Property").

(b) This note is additionally secured by a security interest created in a Security Agreement and Uniform Commercial Code - Financing Statement - UCC 1 of even date herewith from Maker to Payee that covers such personal property and other property as described therein.

(c) Continuing Guaranty of Thomas E. Kelly, Three "D" Oil Co. of Kilgore, Inc. and United Fuel & Energy Corporation. ("Guarantor and/or Guarantors")

Financial Reporting: Maker and Guarantors shall provide to Sterling Bank:

(a) Annual audited financial statements, on a consolidated basis, on United Fuel & Energy Corporation and its subsidiaries Eddins-Walcher Company and Three "D" Oil Co. of Kilgore, Inc., due within 120-days of each fiscal year-end.

(b) Quarterly financial statements, on a consolidated basis, on United Fuel & Energy Corporation and its subsidiaries Eddins-Walcher Company and Three "D" Oil Co. of Kilgore, Inc., due within 60-days of each quarter-end.

(c) Tax returns on Thomas E. Kelly are due within 30-days of each filing, but no later than October 15 of each calendar year.

(d) Annual Financial Statements of Thomas E. Kelly are due within 30-days of the anniversary date of his last financial statement provided to Payee.

Financial Covenants:

(a) Net Worth: Defined as Net Worth according to G.A.A.P. United Fuel & Energy Corporation (Consolidated Basis) will have a minimum Net Worth of $4,500,000,00 on the date hereof and through January 31, 2005, tested on a quarterly basis, commencing December 31, 2004. As of January 31, 2005 and thereafter, United Fuel & Energy Corporation (Consolidated Basis) shall have a minimum Net Worth of $5,000,000.00, tested on a quarterly basis, commencing March 31, 2005.

(b) Current Ratio: Defined according to G.A.A.P. Current Ratio of United Fuel & Energy Corporation (Consolidated Basis) will maintain a minimum Current Ratio of 0.94 to 1, tested on a quarterly basis, commencing December 31, 2004.

(c) No Additional Security Interests or Liens. During the term hereof Maker and Guarantors shall not pledge, mortgage or otherwise encumber, or create a lien or allow a security interest to exist in or on any of the assets of Maker and/or Guarantors, other than (i) the security interests or liens in favor of Payee and the security interests or liens already existing on the date hereof and in favor of the CIT Group/Business Credit, Inc. and (ii) Permitted Encumbrances, as such term is defined in that certain Security Agreement dated on or about the date hereof, executed by Maker and Payee.

(d) Maker and Guarantors expressly covenant and agree that it shall be a default hereunder if The CIT Group/Business Credit, Inc. gives written notice to Maker of an "Event of Default" under the Financing Agreement among The CIT Group/Business Credit, Inc., Maker, et al.

(e) If Maker has not obtained a Net Worth of $5,000,000.00 by January 31, 2005, the Stated Rate provided for herein shall increase to Prime Rate, as defined herein, plus two percent (2.00%), retroactive to the date hereof and due upon demand, and shall continue until such Net Worth of $5,000,000.00 has been obtained.

(f) Not less than 75 days prior to the maturity of Maker's revolving line of credit with The CIT Group/Business Credit, Inc., Maker shall give Payee notice of its renewal and the terms approved for such renewal.

(g) Maker and Guarantors shall make Payee a co-loss payee under all environmental insurance policies covering any property given to secure the indebtedness evidenced hereby.

Maker promises to pay to the order of Payee at the place for payment and according to the terms of payment the principal amount plus interest at the Stated Rate. All unpaid amounts shall be due by the final scheduled payment date.

If Maker defaults in the payment of this note, or in the performance of any obligation in any instrument securing or collateral to it, or any other present and/or future debts, obligations, and liabilities owed to Payee by Maker and/or Guarantors, whether individually or as a member of any partnership, joint venture, association, or other group, regardless of how the other debts, obligations, and liabilities are incurred and regardless of whether they are evidenced by a note, open account, overdraft, endorsement, surety agreement, guarantee, or other document, and any renewals and/or extensions of any such indebtedness, then Payee may declare the unpaid principal balance and accrued unpaid interest on this note and any other notes immediately due. Default in the terms of any note, deed of trust, real estate mortgages or security agreement or any other document in relation thereto or pertaining to such indebtedness described above and herein, shall be an event of default and breach of covenant under all said notes, deeds of trust, real estate mortgages and security agreements and will give said Beneficiary the right to accelerate payment of all said indebtedness (unpaid principal, earned unpaid interest and other accrued charges) and to invoke all of its rights under the terms of all said notes, deeds of trust, real estate mortgages and security agreements. Maker and each surety, endorser, and guarantor waive all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, dishonor, notice of protest and notice of dishonor, to the extent permitted by law.

Maker may now be and it is contemplated that Maker may hereafter become indebted unto Payee in further sum or sums. The indebtedness evidenced by this Note, all other indebtedness now owing by Maker and/or Guarantors, to Payee, any future indebtedness of Maker and/or Guarantors in favor of said Payee, any indebtedness owing to said Payee, which is or will be guaranteed by Maker and/or Guarantors and any renewals, modifications and/or extensions of said indebtedness are secured by the collateral described in the Security for Payment described above. In addition, any and all property acquired by Maker after this date and all of the properties standing as security for the indebtedness evidenced hereby and elsewhere herein, shall stand as security for the indebtedness evidenced hereby and for each such other indebtedness, to the same effect as if they were described and included herein and in any deeds of trust, real estate mortgages or other security agreements. Default in the terms of any note, deed of trust or security agreement pertaining to such indebtedness described above or herein, shall be an event of default and breach of covenant under all said notes, deeds of trust and security agreements and will give Payee the right to accelerate payment of all said indebtedness (unpaid principal, earned unpaid interest and other accrued charges) and to invoke all of its rights under the terms of all said notes, deeds of trust, real estate mortgages and security agreements. In no event shall this deed of trust secure payment of any debt described in or created pursuant to the Texas Consumer Credit Code, nor shall it create a lien otherwise prohibited by law.

To the maximum extent not prohibited by applicable law, this promissory note is additionally secured by all deeds of trust, security agreements, assignments and other writings of every kind and nature heretofore, now or hereafter executed by any Maker or any other person to secure any indebtednesses of any Maker, which is now or hereafter owing to any holder of this promissory note, whether or not any of such writings describe, cover, pertain or affect any property, rights or interests which are similar or dissimilar to any of the Property described herein, rights or interest, and whether or not such writings were originally executed or delivered to or for the benefit of any holder of this promissory note or executed or delivered to or for the benefit of any other person and acquired by purchase or otherwise by any holder of this promissory note, and whether or not any such lien or

security interest or other interest was created by any then owner of any interest in or to any of the property, rights or interests which are described in or covered by any such writing or to which any such writing may pertain or affect, including, but not limited to, the Property and/or any other collateral described herein.

Each Maker of this promissory note further hereby agrees and consents to all of the terms, provisions, agreements, covenants and warranties set forth or contained in all of the deeds of trust, security agreements, assignments and other writings now or hereafter securing or pertaining to the loan evidenced by this promissory note and agrees that all of the writings now or hereafter securing or pertaining to the loan evidenced by this promissory note (and all terms, provisions, agreements, covenants and warranties contained in such writings) shall be binding in all respects on the Maker of this promissory note (whether or not any Maker has executed such writings) and on the heirs, successors, legal representatives and assigns of each of the Maker of this promissory note.

If this note or any instrument securing or collateral to it is given to an attorney for collection or enforcement, or if suit is brought for collection or enforcement, or if it is collected or enforced through probate, bankruptcy, or other judicial proceeding, the Maker shall pay Payee all costs of collection and enforcement, including reasonable attorney's fees and court costs, in addition to other amounts due. Reasonable attorney's fees shall be 15% of all amounts due unless either party pleads otherwise.

This Note shall be governed by and construed in accordance with Texas law and applicable federal law. The parties hereto intend to conform strictly to the applicable laws governing maximum interest rates permitted. In no event, whether by reason of demand for payment, prepayment, acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by Payee hereunder or otherwise exceed the maximum amount permitted under applicable law. If from any circumstance whatsoever interest would otherwise be payable to Payee in excess of the maximum lawful amount, the interest payable to Payee shall be reduced automatically to the maximum amount permitted by applicable law. If Payee shall ever receive anything of value deemed interest under applicable law which would, apart from this provision, be in excess of the maximum lawful amount, an amount equal to the amount which would have been excessive interest shall be applied to the reduction of scheduled principal payments owing hereunder in inverse order of their maturities and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Payee shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest charged or paid on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between Maker and Payee. In determining whether interest of any kind paid or payable hereunder exceeds the highest rate, the undersigned and Payee shall, to the maximum extent permitted under applicable law (a) characterize any non-principal payment as an expense, fee or premium, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the indebtedness in order to render the interest

rate uniform throughout such term. Without limiting the generality of the foregoing, the amount of any prepayment premium or penalty and the amount of any late payment fee or charge provided for herein or in the Security Documents (whether or not the same are construed as interest under applicable laws) are limited to and shall never exceed an amount which, when added to all items called or deemed to be interest in connection with the transactions contemplated herein, does not exceed the maximum amount of interest payable on the principal balances involved under applicable law. On any acceleration or required or permitted prepayment, any such excess shall be canceled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the debt or, if the principal of the debt has been paid, refunded. This provision overrides other provisions in this and all other instruments concerning the debt.

For purposes of any suit relating to the Note, Maker hereof submits itself to the jurisdiction of any court sitting in the State of Texas and further agrees that venue in any suit arising out of the Note or any venue shall be fixed in Harris County, Texas. Final judgment in any suit shall be conclusive and may be enforced in any jurisdiction within or without the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of such liability.

Maker, at any time and from time to time, shall furnish promptly, upon request, a written statement or affidavit, in such form as may be required by Payee, stating the unpaid balance of the Note and that there are no offsets or defenses against full payment of the Note and performance of the terms hereof, or if there are any such offsets and defenses, specifying them in reasonable detail.

Whenever any payment to be made under this note shall be stated to be due on a Saturday, Sunday or legal holiday for commercial banks under the laws of the State of Texas, then such payment shall be made on the next succeeding business day.

If more than one person or entity executes this Note as Maker, all of said parties shall be jointly and severally liable for the repayment of the indebtedness evidenced hereby. Maker and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note, in whole or in part, hereby severally: (i) waive grace, demand, presentment for payment, notice of nonpayment, protest, notice of intention to accelerate, notice of acceleration, all other notice, and diligence in collecting this Note or enforcing any of this Note; (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (iii) agree that Holder shall not be required first to institute suit or exhaust any remedies against Maker or others liable or to become liable hereon or to enforce its rights against them or any security for this Note; and (iv) consent to any extension or postponement of time of payment of this Note and to any other indulgence of Holder with respect to any duty of Maker without notice hereof to any of them.

If there shall be any transfer of ownership interests in Maker, without Payee's written consent, excluding however the changes of ownership as provided by the Agreement and Plan of Merger Agreement by and between Brands Shopping Network Inc., a Nevada Corporation ("Brands"), Brands United Merger Sub, Inc., a Texas corporation and wholly-owned Subsidiary of

Brands and United Fuel & Energy Corporation, a Texas corporation, dated August 6, 2004, or if there shall be a change in management of Maker (change in management defined as " Thomas E. Kelly ceasing to be Chairman of the Board of Directors of Maker or Scott Heller ceasing to be the Chief Executive Officer and President of Maker, and 60 days shall have elapsed during which time no replacement satisfactory to Payee shall have been appointed"), Payee may declare the unpaid balance and earned unpaid interest on the Note immediately due and Payee may avail itself of all rights, powers, and recourses allowed or permitted herein and/or by law. However, nothing herein shall be construed as consent of Payee to the transfer of assets of Maker or as a release of any security interest or lien of Payee against the assets of Maker, or as a release of any liability of Maker and/or any Guarantors.

As additional security for this note, Maker grants to Payee an express lien and security interest in and to all property and any and all deposits (general or special, time or demand, provisional or final) at any time held by Payee for the credit of or for the account of Maker. If this note is not paid at maturity, however, such maturity may be brought about, or if a default should occur and be continuing under any document or instrument executed by Maker or any other party as security for the payment of this note, Payee is hereby authorized at any time, and from time to time, without notice to Maker (any such notice being hereby expressly waived by Maker), to set off and apply any and all such deposits at or for the credit or the account of Maker against the outstanding principal balance of and accrued interest on, this note. The foregoing rights of Payee are in addition to and cumulative of all other rights and remedies (including, without limitation, other liens, security interests and rights of set off) which Payee may have.

The Maker and all Guarantors understand and agree that (i) Payee's document retention policy may involve the imaging of executed loan documents, which includes but is not limited to any note, guaranty, deed of trust, security agreement, assignment, financing statement and any other document which evidences any indebtedness owed by Maker and Guarantor to Payee and/or secures such indebtedness and/or relates to the indebtedness and/or the collateral securing such indebtedness and the destruction of the paper original, including the original note and (ii) the Maker and Guarantors waive any rights and/or defenses that it may have to the use of such imaged copies of loan documents in the enforcement of any of Payee's rights in a court of law or otherwise and/or as to any claim that such imaged copies of the loan documents are not originals.

Payee reserves the right, in its sole discretion, without notice to the Maker, to sell participations or assign its interest, or both, in all or any part of this note.

When the context requires, singular nouns and pronouns include the plural.

**"MAKER"**

Eddins-Walcher Company

By: [signature]
Name: Scott Heller
Title: President / CEO

**"GUARANTORS"**

Thomas E Kelly by [signature]
Thomas E. Kelly

Three "D" Oil Co. of Kilgore, Inc.

By: [signature]
Name: Scott Heller
Title: President / CEO

United Fuel & Energy Corporation

By: [signature]
Name: Scott Heller
Title: President / CEO

## CONTINUING GUARANTY

This Guaranty, dated the 28TH day of OCTOBER, 2004, is executed by Three "D" Oil Co. of Kilgore, Inc., (hereinafter referred to as "Guarantor"), in favor of Sterling Bank (hereinafter referred to as "Obligee").

## WITNESSETH:

**WHEREAS**, Eddins-Walcher Company (hereinafter referred to as "Borrower"), and Guarantor desire Obligee to extend financial and credit accommodations to Borrower;

**WHEREAS**, Obligee is willing to extend credit and financial accommodations to Borrower only upon the condition that Guarantor execute and deliver to Obligee this Continuing Guaranty and undertake the obligations of Guarantor set out herein;

**NOW, THEREFORE**, in consideration of financial and credit accommodations extended or to be extended by Obligee to Borrower and other good and valuable consideration, receipt of which is hereby acknowledged, Guarantor agrees as follows:

1. Obligation of Guarantor.

Guarantor absolutely and unconditionally guarantees to the Obligee the payment and performance of all indebtedness, obligations and liabilities (the "Indebtedness") of or owed by Borrower to Obligee (and also to others, to the extent of participations granted them by Obligee) now existing or hereafter incurred or created, direct or indirect, absolute or contingent. Guarantor agrees and acknowledges that this guaranty is a continuing guaranty and all extensions of credit and financial accommodations concurrently herewith or hereafter made by Obligee to Borrower will be made by Obligee in reliance on this guaranty. The obligations of Guarantor contained in this guaranty shall be continuing, absolute and unconditional without regard to the validity, legality, regularity or enforceability of the Indebtedness or any instrument evidencing, securing or relating to said Indebtedness and shall not be reduced or affected in any way by any failure or omission to enforce any right against Borrower or Guarantor or by any other action which may in any manner or to any extent vary the risks of Guarantor or which might otherwise constitute a legal or equitable discharge of Guarantor; it be the purpose and intent of the parties hereto that this guaranty and the obligations of Guarantor hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment and performance as herein provided. Guarantor agrees that, without the necessity of any reservation of rights against Guarantor and without notice to or further assent by Guarantor, (1) any demand for payment of any or all of the Indebtedness may be rescinded by the party making such demand and the Indebtedness reinstated or continued, and (2) the Indebtedness or any collateral security therefor or rights of offset with respect thereto may, from time to time, in whole or in part, be renewed, extended, modified, rearranged, compromised or released by Obligee or, without notice to or further assent by Guarantor, who will remain bound hereunder, notwithstanding any such rescission, renewal, extension, modification, rearrangement, compromise or release.

2. Waiver by Guarantor.

Guarantor waives:

(1) Notice of the granting of any loan to Borrower or the incurring of any indebtedness of Borrower or the terms or conditions thereof;

(b) Presentment, demand for payment, protest or notice of dishonor of any indebtedness of Borrower;

(c) Any other notice to which Guarantor might be entitled;

(d) Joinder of the borrower in any suit or action to enforce this guaranty, in particular, and without in any way limiting the foregoing, Guarantor waives any right to have Obligee sue Borrower or take any other action against Borrower as a prerequisite to Obligee's taking any action or bringing any suit against Guarantor under this guaranty; and

(e) The right to interpose against Obligee any setoff or counterclaim of any nature or description, whether of Borrower or Guarantor, in the computation of any amounts payable by Guarantor hereunder or in any litigation arising out of or relating to this guaranty; and Guarantor further agrees that his obligations and liabilities hereunder shall not be affected or impaired, regardless of any impossibility or illegality of performance on the part of the Borrower.

3. Rights of Obligee.

Obligee may, at any time, without consent of or notice to Guarantor, without incurring responsibility to the Guarantor, without impairing or releasing the obligations of the Guarantor, upon or without terms or conditions and in whole or in part:

(a) Change the manner, place or terms of payment or change or extend the time of payment of, renew or alter any indebtedness, obligation or liability of Borrower hereby guaranteed or any liabilities incurred directly or indirectly hereunder and the guaranty herein made shall apply to the indebtedness, obligations and liabilities of the Borrower, changed, renewed or altered in any manner;

(b) Sell, exchange, release, surrender, realize, upon or otherwise, deal with in any manner and in any order, any property at any time pledged or mortgaged to secure or securing the indebtedness, obligation or liabilities hereby guaranteed or pledged or mortgaged to secure this guaranty or any indebtedness, obligations or liabilities incurred directly or indirectly hereunder or any offset against any of said indebtedness, obligations or liabilities;

(c) Exercise or refrain from exercising any rights against Borrower or others or otherwise act or refrain from acting;

(d) Settle or compromise any indebtedness, obligations or liabilities hereby guaranteed or hereby incurred and may subordinate the payment of all or any part of such liabilities to the payment of any liabilities which may be due Obligee or others;

(e) Apply any sums paid to any Indebtedness of Borrower to Obligee, regardless of what Indebtedness of Borrower to Obligee remains unpaid; and

(f) Release Borrower or any other Guarantor of Borrower's Indebtedness to Obligee from any liability to Obligee.

4. Termination of Guaranty.

The obligations of Guarantor hereunder shall terminate upon, and only upon, written release of Guarantor by Obligee.

5. Parties in Interest.

This guaranty shall continue in full force and effect, notwithstanding the death, incapacity or legal disability of Guarantor and shall be binding on the successors, assigns, estate, personal representatives and heirs, as the case may be, of Guarantor and shall inure to the benefit of Obligee, its successors, heirs and assigns.

6. Place of Performance.

The obligations of Guarantor hereunder shall be payable and performable at Houston, Harris County, Texas.

7. Additional Obligations of Guarantor.

In addition to obligations of Guarantor set forth elsewhere herein, Guarantor agrees to pay to Obligee:

(a) All costs, attorney's fees and other expenses incurred by Obligee in an effort to enforce and/or collect all or any part of the Indebtedness; and

(b) All costs, attorney's fees and expenses incurred by Obligee in an effort to enforce or collect the obligations of Guarantor pursuant to this guaranty.

8. Compliance with Laws.

It is the intention of the parties hereto to comply with all laws in force and applicable hereto;

accordingly, it is agreed that, notwithstanding any provision to the contrary herein or in any note, instrument or other document evidencing or securing the Indebtedness or otherwise related hereto or thereto, no such provision shall require the payment or permit the collection of interest from Guarantor in excess of the maximum non-usurious rate permitted by applicable law. If any excess of interest in such respect is provided for or shall be adjudged to be so provided for, then in such event, (i) the provisions of this paragraph shall govern and control, (ii) neither Guarantor nor his heirs, executors or administrators, successors or assigns or any other party liable under Guarantor, shall be obligated to pay the amount of such interest, to the extent that it is in excess of the maximum non-usurious amount permitted by applicable law, (iii) any such excess which may have been collected shall be, at Obligee's option, either refunded or applied to the Indebtedness, and (iv) the effective rate of interest covered by this guaranty shall be automatically subject to reduction to the maximum non-usurious lawful contract rate allowed under the applicable law as now or hereafter construed by the courts having jurisdiction thereof.

9. No Waiver by or Estoppel Against Obligee.

No failure to exercise and no delay in exercising on the part of Obligee any right, power or privilege hereunder or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or future exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law or in equity.

10. Subrogation and Subordination.

Guarantor hereby agrees that Guarantor shall not be entitled to be subrogated to any of the rights of Obligee or any of its successors, endorsees and assigns against the Borrower of any collateral security held for payment of the Indebtedness until all of the Indebtedness has been paid in full, performed and discharged. Guarantor further agrees that any indebtedness of Borrower to Guarantor, whether now existing or hereafter incurred, shall be subordinate to the Indebtedness of Borrower to Obligee and shall not be paid or entitled to be paid in whole or in part until the Indebtedness of Borrower to Obligee has been paid and satisfied in full.

11. Reinstatement of Obligations.

This guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of the Indebtedness is rescinded or must otherwise be restored or returned to the Borrower upon insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had never been made.

12. Governing Law.

This guaranty has been executed and delivered in and shall be construed and enforced in accordance with the laws of the State of Texas.

13. Jurisdiction and Venue.

Any suit or action by Guarantor to enforce any right under this agreement or to obtain a declaration thereof shall be brought in a court of competent jurisdiction in Harris County, Texas. Any suit by Obligee to enforce any right hereunder or to obtain a declaration of any right or obligation hereunder may, at the sole option of Obligee, be brought (i) in any court or competent jurisdiction in Houston, Harris County, Texas, or (ii) in any court of competent jurisdiction where jurisdiction may be had over Guarantor. Guarantor hereby expressly consents to the jurisdiction of the foregoing courts for such purpose.

14. Severability.

If any clause or portion of this guaranty shall be declared unenforceable, invalid or illegal, the remaining clauses and portions shall not be affected thereby.

15. Parol Evidence.

Guarantor hereby acknowledges that this guaranty sets forth all the terms of the agreement between Obligee and Guarantor and that any statements, representations or affirmations made by the Obligee and its agents or Guarantor prior to or contemporaneously with the execution of this guaranty are to be of no force and effect whatever in determining the liability of Guarantor under this guaranty. Without limiting the foregoing, Guarantor warrants, represents and acknowledges that Obligee has made no representations or statements to Guarantor which have been relied upon by Guarantor in executing this guaranty concerning the financial condition of Borrower, the likelihood that Guarantor will be required to pay or perform the Indebtedness hereby guaranteed or otherwise.

16. Independent Guaranty.

This guaranty shall be independent of, in addition to and cumulative of any other guaranty which may be executed by any Guarantor in favor of the Obligee.

17. Multiple Parties.

Anyone signing this guaranty shall be bound thereby, whether or not any other party signs this guaranty or is released therefrom at any time.

18. Insolvency of Guarantor.

Without limiting the other provisions hereof, in the event of bankruptcy or insolvency of Guarantor, the entire Indebtedness of Borrower, whether direct or indirect, absolute or contingent, due or to become due, shall become due and payable from Guarantor to Obligee and shall be paid immediately by Guarantor to Obligee.

19. Benefit to Guarantor.

Guarantor hereby acknowledges that it has investigated fully the benefits and advantages which will be derived by it from the execution of this guaranty and the Guarantor has decided, and Guarantor does hereby acknowledge, warrant and represent, that a direct or indirect benefit will or may reasonably be expected to accrue to Guarantor by reason of the execution of this guaranty and has read the promissory note and documents evidencing and securing the Indebtedness and agrees to all the terms thereof.

20. Financial Reporting: Guarantor shall provide to Obligee:

(a) Annual audited financial statements, on a consolidated basis, on United Fuel & Energy Corporation and its subsidiaries Eddins-Walcher Company and Three "D" Oil Co. of Kilgore, Inc., due within 120-days of each fiscal year-end.

(b) Quarterly financial statements, on a consolidated basis, on United Fuel & Energy Corporation and its subsidiaries Eddins-Walcher Company and Three "D" Oil Co. of Kilgore, Inc., due within 60-days of each quarter-end.

**EXECUTED AND EFFECTIVE** as of the date first set forth above.

Three "D" Oil Co. of Kilgore, Inc.

By: [signature]
Name: Scott Heller
Title: President / CEO

# CONTINUING GUARANTY

This Guaranty, dated the 28TH day of OCTOBER, 2004, is executed by United Fuel & Energy Corporation, (hereinafter referred to as "Guarantor"), in favor of Sterling Bank (hereinafter referred to as "Obligee").

## WITNESSETH:

**WHEREAS**, Eddins-Walcher Company (hereinafter referred to as "Borrower"), and Guarantor desire Obligee to extend financial and credit accommodations to Borrower;

**WHEREAS**, Obligee is willing to extend credit and financial accommodations to Borrower only upon the condition that Guarantor execute and deliver to Obligee this Continuing Guaranty and undertake the obligations of Guarantor set out herein;

**NOW, THEREFORE**, in consideration of financial and credit accommodations extended or to be extended by Obligee to Borrower and other good and valuable consideration, receipt of which is hereby acknowledged, Guarantor agrees as follows:

1. Obligation of Guarantor.

Guarantor absolutely and unconditionally guarantees to the Obligee the payment and performance of all indebtedness, obligations and liabilities (the "Indebtedness") of or owed by Borrower to Obligee (and also to others, to the extent of participations granted them by Obligee) now existing or hereafter incurred or created, direct or indirect, absolute or contingent. Guarantor agrees and acknowledges that this guaranty is a continuing guaranty and all extensions of credit and financial accommodations concurrently herewith or hereafter made by Obligee to Borrower will be made by Obligee in reliance on this guaranty. The obligations of Guarantor contained in this guaranty shall be continuing, absolute and unconditional without regard to the validity, legality, regularity or enforceability of the Indebtedness or any instrument evidencing, securing or relating to said Indebtedness and shall not be reduced or affected in any way by any failure or omission to enforce any right against Borrower or Guarantor or by any other action which may in any manner or to any extent vary the risks of Guarantor or which might otherwise constitute a legal or equitable discharge of Guarantor; it be the purpose and intent of the parties hereto that this guaranty and the obligations of Guarantor hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment and performance as herein provided. Guarantor agrees that, without the necessity of any reservation of rights against Guarantor and without notice to or further assent by Guarantor, (1) any demand for payment of any or all of the Indebtedness may be rescinded by the party making such demand and the Indebtedness reinstated or continued, and (2) the Indebtedness or any collateral security therefor or rights of offset with respect thereto may, from time to time, in whole or in part, be renewed, extended, modified, rearranged, compromised or released by Obligee or, without notice to or further assent by Guarantor, who will remain bound hereunder, notwithstanding any such rescission, renewal, extension, modification, rearrangement, compromise or release.

2. Waiver by Guarantor.

Guarantor waives:

(1) Notice of the granting of any loan to Borrower or the incurring of any indebtedness of Borrower or the terms or conditions thereof;

(b) Presentment, demand for payment, protest or notice of dishonor of any indebtedness of Borrower;

(c) Any other notice to which Guarantor might be entitled;

(d) Joinder of the borrower in any suit or action to enforce this guaranty, in particular, and without in any way limiting the foregoing, Guarantor waives any right to have Obligee sue Borrower or take any other action against Borrower as a prerequisite to Obligee's taking any action or bringing any suit against Guarantor under this guaranty; and

(e) The right to interpose against Obligee any setoff or counterclaim of any nature or description, whether of Borrower or Guarantor, in the computation of any amounts payable by Guarantor hereunder or in any litigation arising out of or relating to this guaranty; and Guarantor further agrees that his obligations and liabilities hereunder shall not be affected or impaired, regardless of any impossibility or illegality of performance on the part of the Borrower.

3. Rights of Obligee.

Obligee may, at any time, without consent of or notice to Guarantor, without incurring responsibility to the Guarantor, without impairing or releasing the obligations of the Guarantor, upon or without terms or conditions and in whole or in part:

(a) Change the manner, place or terms of payment or change or extend the time of payment of, renew or alter any indebtedness, obligation or liability of Borrower hereby guaranteed or any liabilities incurred directly or indirectly hereunder and the guaranty herein made shall apply to the indebtedness, obligations and liabilities of the Borrower, changed, renewed or altered in any manner;

(b) Sell, exchange, release, surrender, realize, upon or otherwise, deal with in any manner and in any order, any property at any time pledged or mortgaged to secure or securing the indebtedness, obligation or liabilities hereby guaranteed or pledged or mortgaged to secure this guaranty or any indebtedness, obligations or liabilities incurred directly or indirectly hereunder or any offset against any of said indebtedness, obligations or liabilities;

(c) Exercise or refrain from exercising any rights against Borrower or others or otherwise act or refrain from acting;

(d) Settle or compromise any indebtedness, obligations or liabilities hereby guaranteed or hereby incurred and may subordinate the payment of all or any part of such liabilities to the payment of any liabilities which may be due Obligee or others;

(e) Apply any sums paid to any Indebtedness of Borrower to Obligee, regardless of what Indebtedness of Borrower to Obligee remains unpaid; and

(f) Release Borrower or any other Guarantor of Borrower's Indebtedness to Obligee from any liability to Obligee.

4. Termination of Guaranty.

The obligations of Guarantor hereunder shall terminate upon, and only upon, written release of Guarantor by Obligee.

5. Parties in Interest.

This guaranty shall continue in full force and effect, notwithstanding the death, incapacity or legal disability of Guarantor and shall be binding on the successors, assigns, estate, personal representatives and heirs, as the case may be, of Guarantor and shall inure to the benefit of Obligee, its successors, heirs and assigns.

6. Place of Performance.

The obligations of Guarantor hereunder shall be payable and performable at Houston, Harris County, Texas.

7. Additional Obligations of Guarantor.

In addition to obligations of Guarantor set forth elsewhere herein, Guarantor agrees to pay to Obligee:

(a) All costs, attorney's fees and other expenses incurred by Obligee in an effort to enforce and/or collect all or any part of the Indebtedness; and

(b) All costs, attorney's fees and expenses incurred by Obligee in an effort to enforce or collect the obligations of Guarantor pursuant to this guaranty.

8. Compliance with Laws.

It is the intention of the parties hereto to comply with all laws in force and applicable hereto;

accordingly, it is agreed that, notwithstanding any provision to the contrary herein or in any note, instrument or other document evidencing or securing the Indebtedness or otherwise related hereto or thereto, no such provision shall require the payment or permit the collection of interest from Guarantor in excess of the maximum non-usurious rate permitted by applicable law. If any excess of interest in such respect is provided for or shall be adjudged to be so provided for, then in such event, (i) the provisions of this paragraph shall govern and control, (ii) neither Guarantor nor his heirs, executors or administrators, successors or assigns or any other party liable under Guarantor, shall be obligated to pay the amount of such interest, to the extent that it is in excess of the maximum non-usurious amount permitted by applicable law, (iii) any such excess which may have been collected shall be, at Obligee's option, either refunded or applied to the Indebtedness, and (iv) the effective rate of interest covered by this guaranty shall be automatically subject to reduction to the maximum non-usurious lawful contract rate allowed under the applicable law as now or hereafter construed by the courts having jurisdiction thereof.

9. No Waiver by or Estoppel Against Obligee.

No failure to exercise and no delay in exercising on the part of Obligee any right, power or privilege hereunder or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or future exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law or in equity.

10. Subrogation and Subordination.

Guarantor hereby agrees that Guarantor shall not be entitled to be subrogated to any of the rights of Obligee or any of its successors, endorsees and assigns against the Borrower of any collateral security held for payment of the Indebtedness until all of the Indebtedness has been paid in full, performed and discharged. Guarantor further agrees that any indebtedness of Borrower to Guarantor, whether now existing or hereafter incurred, shall be subordinate to the Indebtedness of Borrower to Obligee and shall not be paid or entitled to be paid in whole or in part until the Indebtedness of Borrower to Obligee has been paid and satisfied in full.

11. Reinstatement of Obligations.

This guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of the Indebtedness is rescinded or must otherwise be restored or returned to the Borrower upon insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had never been made.

12. Governing Law.

This guaranty has been executed and delivered in and shall be construed and enforced in accordance with the laws of the State of Texas.

13. Jurisdiction and Venue.

Any suit or action by Guarantor to enforce any right under this agreement or to obtain a declaration thereof shall be brought in a court of competent jurisdiction in Harris County, Texas. Any suit by Obligee to enforce any right hereunder or to obtain a declaration of any right or obligation hereunder may, at the sole option of Obligee, be brought (i) in any court or competent jurisdiction in Houston, Harris County, Texas, or (ii) in any court of competent jurisdiction where jurisdiction may be had over Guarantor. Guarantor hereby expressly consents to the jurisdiction of the foregoing courts for such purpose.

14. Severability.

If any clause or portion of this guaranty shall be declared unenforceable, invalid or illegal, the remaining clauses and portions shall not be affected thereby.

15. Parol Evidence.

Guarantor hereby acknowledges that this guaranty sets forth all the terms of the agreement between Obligee and Guarantor and that any statements, representations or affirmations made by the Obligee and its agents or Guarantor prior to or contemporaneously with the execution of this guaranty are to be of no force and effect whatever in determining the liability of Guarantor under this guaranty. Without limiting the foregoing, Guarantor warrants, represents and acknowledges that Obligee has made no representations or statements to Guarantor which have been relied upon by Guarantor in executing this guaranty concerning the financial condition of Borrower, the likelihood that Guarantor will be required to pay or perform the Indebtedness hereby guaranteed or otherwise.

16. Independent Guaranty.

This guaranty shall be independent of, in addition to and cumulative of any other guaranty which may be executed by any Guarantor in favor of the Obligee.

17. Multiple Parties.

Anyone signing this guaranty shall be bound thereby, whether or not any other party signs this guaranty or is released therefrom at any time.

18. Insolvency of Guarantor.

Without limiting the other provisions hereof, in the event of bankruptcy or insolvency of Guarantor, the entire Indebtedness of Borrower, whether direct or indirect, absolute or contingent, due or to become due, shall become due and payable from Guarantor to Obligee and shall be paid immediately by Guarantor to Obligee.

19. Benefit to Guarantor.

Guarantor hereby acknowledges that it has investigated fully the benefits and advantages which will be derived by it from the execution of this guaranty and the Guarantor has decided, and Guarantor does hereby acknowledge, warrant and represent, that a direct or indirect benefit will or may reasonably be expected to accrue to Guarantor by reason of the execution of this guaranty and has read the promissory note and documents evidencing and securing the Indebtedness and agrees to all the terms thereof.

20. Financial Reporting: Guarantor shall provide to Obligee:

(a) Annual audited financial statements, on a consolidated basis, on United Fuel & Energy Corporation and its subsidiaries Eddins-Walcher Company and Three "D" Oil Co. of Kilgore, Inc., due within 120-days of each fiscal year-end.

(b) Quarterly financial statements, on a consolidated basis, on United Fuel & Energy Corporation and its subsidiaries Eddins-Walcher Company and Three "D" Oil Co. of Kilgore, Inc., due within 60-days of each quarter-end.

**EXECUTED AND EFFECTIVE** as of the date first set forth above.

United Fuel & Energy Corporation

By: [signature]
Name: Scott Heller
Title: President / CEO

**INTERCREDITOR AGREEMENT**
**[Sterling Bank]**

THIS INTERCREDITOR AGREEMENT (this "Agreement") is executed and entered into as of the 28TH day of October, 2004, by and among THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, THREE D OIL CO. OF KILGORE, INC., a Texas corporation, EDDINS-WALCHER COMPANY, a Texas corporation, UNITED FUEL & ENERGY CORPORATION, a Texas corporation, THOMAS E. KELLY, SCOTT HELLER and STERLING BANK.

## Definitions

"Block Notice" means (i) any written notification made by CIT to Eddins and Creditor of the occurrence of an Event of Default under the CIT Financing Agreement, and (ii) any written notification made by Creditor to CIT and Eddins of the occurrence of any default or event of default under the Creditor Agreements.

"Blockage Period" means any period beginning on the effective date of a Block Notice provided by CIT or Creditor and ending on the day which is the earlier of (i) the effective date of any withdrawal in writing by CIT of such Block Notice, (ii) the day following the expiration of 90 days after the effective date of such Block Notice, or (iii) the date upon which CIT has successfully foreclosed upon all of the CIT Collateral located or stored on the Creditor Collateral; provided, however, in the event of the occurrence of any bankruptcy or insolvency proceeding, legal or equitable proceedings or any action (including self-help) on the part of United or Three D or Eddins that has the effect of staying, restraining, delaying, preventing, hindering or halting CIT in its efforts to realize upon the CIT Collateral, to collect the CIT Obligations and to otherwise exercise CIT's rights and remedies under the CIT Credit Agreements, the Blockage Period shall be automatically extended for the period of any such stay, restraint, delay, prevention, hinder or halt; provided, however, that such extension shall continue only so long as CIT is diligently attempting the exercise of CIT's rights and remedies.

"CIT Borrowers" means (i) Three D and (ii) Eddins.

"CIT" means The CIT Group/Business Credit, Inc., a New York corporation, with offices at Two Lincoln Centre, 5420 LBJ Freeway, Suite 200, Dallas, Texas 75240.

"CIT Collateral" means all "Collateral" as defined in the CIT Credit Agreements (which definitions are incorporated herein by reference), including, without limitation, all of each CIT Borrower's accounts, equipment (other than Propane Tanks), chattel paper, contract rights, general intangibles, documents, instruments and inventory, whether now owned and hereafter acquired, and all proceeds of any of the foregoing. Notwithstanding the foregoing, the term "CIT Collateral" shall not include any of the Creditor Collateral.

"CIT Credit Agreements" means the CIT Financing Agreement and all "Loan Documents" as defined therein, as the same may be renewed, extended, modified, increased, amended, supplemented or restated from time to time.

"CIT Financing Agreement" means that certain Financing Agreement, dated effective as of October 10, 2003, among CIT and CIT Borrowers, as the same has been or may be renewed, extended, modified, increased, amended, supplemented or restated from time to time.

"CIT Obligations" means all "Obligations" defined in the CIT Financing Agreement (which definition is hereby incorporated herein by reference), including, without limitation, all obligations and indebtedness of CIT Borrowers to CIT for loans, accrued interest, fees, costs and expenses under the CIT Credit Agreements, as the same may be renewed, extended, modified, increased, amended or restated from time to time.

"Creditor" means Sterling Bank, with its principal place of business at 13111 Westheimer, Houston, Texas 77077.

"Creditor Agreements" means all agreements, promissory notes, security agreements, mortgages, deeds of trust, guarantees and other agreements and instruments executed by United and/or Three D and/or Eddins and/or Kelly to or for the benefit of Creditor, now existing or hereafter arising, and all renewals, extensions, amendments or restatements of any of the foregoing.

"Creditor Collateral" means to the extent such property of Eddins is described and pledged to Creditor in the Creditor Agreements, all of Eddins' right, title and interest, whether now owned or hereafter acquired, in: (i) the Propane Tanks (ii) the real estate (herein called the "Land") described in Exhibit A which is attached hereto and incorporated herein by reference, and (a) all improvements now or hereafter situated or to be situated on the Land (herein together called the "Improvements"); and (b) all right, title and interest of Eddins in and to (1) all streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places existing or proposed, abutting, adjacent, used in connection with or pertaining to the Land or the Improvements; (2) any strips or gores between the Land and abutting or adjacent properties; and (3) all water and water rights, timber, crops and mineral interests on or pertaining to the Land (the Land, Improvements and other rights, titles and interests referred to in this clause (ii) being herein sometimes collectively called the "Premises"); (iii) all fixtures, equipment, systems, furniture, furnishings, appliances, goods, building and construction materials and supplies, of every kind and character, now owned or hereafter acquired by Eddins, which are now or hereafter attached to or situated in or on the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause (iii) being herein sometimes collectively called the "Accessories", all of which are hereby declared to be permanent accessions to the Land); (iv) all (a) plans and specifications for the Improvements; (b) Eddins' rights, but not liability for any breach by Eddins, under all commitments (including any commitment for financing to pay any of the indebtedness of Eddins to Creditor), insurance policies and other contracts and general intangibles related to the Premises or the Accessories (but not including any intellectual property of any type or character, including, without limitation, any trademarks, trade names, symbols, logos, emblems, service marks and trade secrets [the "Intellectual Property"] or any right, title and interest in the GASCARD Sublease Agreement or the "GASCARD System" described therein or the property and interests in

property covered thereby [but in no event to include fixtures], including, without limitation, the computer network and transaction programs, software, computer programs, reports, trademarks, trade secrets, service marks, emblems and logos covered thereby or related thereto or any right, title and interest in any other "system" related thereto or successor thereto [collectively, the "GASCARD and Related Systems Property"] or any other billing system or computer program or software or any other contract right or any other property of any type or character which would be deemed to be a general intangible under applicable law arising in connection with or relevant to the commercial business operations of Eddins [collectively, the "Commercial Business General Intangibles and Contract Rights"]); (c) deposits (including but not limited to Eddins' rights in tenants' security deposits, deposits with respect to utility services to the Premises, and any deposits or reserves under any loan documents between Creditor and Eddins for taxes, insurance or otherwise), money, instruments, documents and notes arising from or by virtue of any sale or disposition of the Premises or the Accessories; (d) permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, and other rights and privileges obtained in connection with the Premises or the Accessories; (e) leases, rents, royalties, bonuses, issues, profits and other benefits of the Premises and the Accessories; (f) oil, gas and other hydrocarbons and other minerals produced from or allocated to the Land and all products processed or obtained therefrom, and the proceeds thereof; and (g) engineering, title, legal, and other technical data concerning the above-described property which is in the possession of Eddins or in which Eddins can otherwise grant a security interest, and (v) all (a) proceeds of or arising from the properties, rights, titles and interests referred to above, including but not limited to proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by eminent domain or transfer in lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto; and (b) other interests of every kind and character which Eddins now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above and all property used or useful in connection therewith, including but not limited to rights of ingress and egress and remainders, reversions and reversionary rights or interests; and if the estate of Eddins in any of the property referred to above is a leasehold estate, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Eddins in or to the property demised under the lease creating the leasehold estate. Notwithstanding anything above or otherwise herein to the contrary, the term "Creditor Collateral" shall not include (i) any of the following property of Eddins or any proceeds of any type or character of such property or books and records relating to such property: (a) any now owned or hereafter acquired Inventory; (b) any now owned or hereafter acquired motor vehicles, rolling stock and property evidenced by a certificate of title; (c) any now owned or hereafter acquired Intellectual Property; (d) any now owned or hereafter acquired GASCARD and Related Systems Property; (e) any now owned or hereafter acquired Commercial Business General Intangibles and Contract Rights; (f) any now existing or hereafter arising right to payment of a monetary obligation, whether or not earned by performance for (1) any of the property described above in this sentence that has been or is to be sold, leased, assigned or otherwise disposed of, or (2) for services rendered or to be rendered (other than for the rental of the Premises or the Accessories); and (g) any now existing or hereafter arising deposit accounts, chattel paper, and investment property, (ii) any assets of United, (iii) any assets of Three D, (iv) any assets of Kelly, or (v) any assets of Heller.

"Creditor Obligations" means all obligations, indebtedness and liabilities now or hereafter owing by United and/or Three D and/or Eddins and/or Kelly to Creditor, of whatever kind or character including, without limitation, loans, accrued interest, fees, costs, expenses and other amounts now or hereafter owing by United and/or Three D and/or Eddins and/or Kelly to Creditor as evidenced by the Creditor Agreements, and any renewals, extensions, amendments or restatements thereof.

"Eddins" means Eddins-Walcher Company, a Texas corporation, with its principal place of business located at 405 N. Marienfeld, Suite 300, Midland, Texas 79701.

"Enforcement Action" means (i) institution by Creditor of any legal action to enforce or collect payment of the Creditor Obligations, (ii) the taking by Creditor of any action to join in or institute any receivership, insolvency or bankruptcy proceedings by or against CIT Borrowers, or either of them, or United or Kelly under any bankruptcy or insolvency laws, (iii) the acceleration or demand for payment by Creditor of the Creditor Obligations, or (iv) the taking by Creditor of any action to enforce its rights or remedies under the Creditor Agreements or taking any action with respect to the Creditor Collateral.

"Heller" shall mean Scott Heller.

"Inventory" means the inventory of CIT Borrowers.

"Kelly" means Thomas E. Kelly.

"Propane Tanks" means propane tanks of Eddins used in the sale by Eddins of propane fuel to its residential and commercial propane fuel customers.

"Three D" means Three D Oil Co. of Kilgore, Inc., a Texas corporation, whose principal address is 405 N. Marienfield, Suite 300, Midland, Texas 79701.

"United" means United Fuel & Energy Corporation, a Texas corporation, whose principal address is 405 N. Marienfeld, Suite 300, Midland, Texas 79701.

## Recitals

WHEREAS, CIT Borrowers, United, Kelly, Heller and CIT are parties to the CIT Credit Agreements which provide a credit facility for loans by CIT to Borrowers, subject to the terms thereof. CIT Borrowers are indebted to CIT for the CIT Obligations pursuant to the CIT Credit Agreements;

WHEREAS, the CIT Obligations are secured by first priority continuing security interests granted by CIT Borrowers and United and Kelly and Heller to CIT in the CIT Collateral;

WHEREAS, Eddins is indebted to Creditor for the Creditor Obligations pursuant to the Creditor Agreements. The Creditor Obligations are secured by first priority continuing security interests and liens granted by Eddins to Creditor in the Creditor Collateral; and

WHEREAS, CIT and Creditor desire to set forth certain agreements with respect to the CIT Collateral and the Creditor Collateral as provided herein below;

NOW, THEREFORE, for valuable consideration, the receipt of which hereby is acknowledged, and in consideration of the mutual benefits and agreements provided herein, Creditor, CIT Borrowers, CIT, United, Kelly and Heller hereby agree as follows:

1. Creditor acknowledges and agrees that CIT has a first priority continuing security interest in the CIT Collateral and that Creditor has no Lien (as defined in the CIT Financing Agreement) or claim therein. Further, Creditor hereby waives and releases any Lien against the CIT Collateral whether such Lien (or claim thereto) is now existing or hereafter arising or existing. Each CIT Borrower and each of Creditor, United, Kelly and Heller agrees that CIT's continuing rights in and to the CIT Collateral are and shall be first, senior and prior to any rights now or hereafter claimed by Creditor with respect to any property included therein, all of which are hereby waived and released.

2. CIT acknowledges and agrees that Creditor has a first priority continuing security interest in the Creditor Collateral and that CIT has no Lien therein. Further, CIT hereby waives and releases any Lien against the Creditor Collateral whether such Lien (or claim thereto) is now existing or hereafter arising or existing. Eddins and each of CIT and United agree that Creditor's continuing rights in and to the Creditor Collateral are and shall be first, senior and prior to any rights now or hereafter claimed by CIT with respect to any property included therein, all of which are hereby waived and released.

3. Creditor covenants and agrees (i) to provide written notice to CIT of the occurrence of any default or event of default under the Creditor Agreements simultaneously with the giving of such written notice to Eddins, and (ii) to provide ten (10) Business Days (as defined in the CIT Financing Agreement) prior written notice to CIT before the intended commencement by Creditor of any Enforcement Action. Creditor acknowledges and agrees that each of the occurrence of a default or event of default under the Creditor Agreements or the giving of such prior written notice of the intended commencement of an Enforcement Action will constitute an Event of Default (as defined in the CIT Financing Agreement), and the giving of either of such written notices will constitute a Block Notice.

4. CIT covenants and agrees to provide written notice to Creditor of the occurrence of any Event of Default (as defined in the CIT Financing Agreement) simultaneously with the giving of such written notice to Eddins. CIT acknowledges and agrees that the occurrence of an Event of Default (as defined in the CIT Financing Agreement) will constitute an event of default under the Creditor Agreements and the giving of such written notice will constitute a Block Notice.

5. <u>During any Blockage Period, Creditor shall not</u> (i) receive, collect or accept any payment of any of the Creditor Obligations; <u>provided, however,</u> Creditor may receive regularly scheduled payments of principal and interest and Creditor may receive payments in connection with sales of Creditor Collateral permitted by <u>item (v)</u> of this <u>Paragraph 5</u>, (ii) institute any legal action to enforce or collect payment of the Creditor Obligations, (iii) take any action with respect to the Inventory, (iv) without the written consent of CIT, take any action to join in or institute

any receivership, insolvency or bankruptcy proceedings by or against CIT Borrowers, or either of them, or United or Kelly or Heller under any bankruptcy or insolvency laws, or (v) take any action to enforce its rights or remedies under the Creditor Agreements or take any action with respect to the Creditor Collateral; provided, however, Creditor may (a) foreclose upon and sell Creditor Collateral so long as no Inventory is stored or located thereon or therein; (b) enforce and collect under the assignment of leases and rents provisions of the Creditor Agreements relating to the Creditor Collateral consisting of real estate, and (c) accelerate the Creditor Obligations (and make such demands or give such notices as are necessary to do so). Nothing in this Agreement is intended during any bankruptcy or insolvency proceeding to affect any rights of Creditor as a secured creditor in such proceeding or the exercise of any such rights by Creditor in such proceeding; provided that in no event may Creditor (i) take any action in connection with such proceeding as to the CIT Collateral or (ii) take any action in connection with such proceeding during any Blockage Period with respect to Creditor Collateral if Inventory is stored or located in or on such Creditor Collateral.

6. Creditor agrees that it shall not receive, collect or accept any payment in respect of CIT Collateral, except for payments made by Eddins on the Creditor Obligations from cash proceeds of CIT Collateral to the extent such payments are made from Eddins' operating accounts and such payments are not otherwise in violation of this Agreement; and further agrees that if Creditor from time to time comes into possession of any payments, distributions, property, security or proceeds in respect of the CIT Collateral, all of such amounts shall be held in trust for the benefit of CIT and shall be paid forthwith to CIT for the account of CIT Borrowers. Creditor further covenants and agrees (i) Creditor shall assist CIT in the realization upon, and the sale by CIT of, the CIT Collateral, such assistance to include, without limitation, allowing CIT access to each location where CIT Collateral is located and allowing CIT to take possession of the CIT Collateral, and (ii) Creditor shall not (a) take any action to stay, restrain, halt, prevent, hinder or delay CIT from exercising its rights and remedies under the CIT Credit Agreements with respect to the CIT Collateral, (b) waste the CIT Collateral, (c) commingle the CIT Collateral, or (d) prevent CIT from obtaining access to, or selling or transporting the CIT Collateral.

7. Creditor shall not take any action to hinder or delay CIT in the collection and realization upon the CIT Collateral nor shall Creditor make any contact or communications, directly or indirectly (including, but not limited to, notification or confirmation) with any account debtor or obligor on any accounts, chattel paper, instruments, general intangibles or other property included within the CIT Collateral. In addition to and not in limitation of the foregoing, notwithstanding Creditor's mortgage lien on the real estate of Eddins, Creditor agrees that: (i) it will not hinder or delay CIT in enforcing its rights and remedies with respect to the Inventory; (ii) such Inventory may be repossessed or removed by CIT at any time and from time to time; (iii) CIT may go on the real estate for such purposes at any time and from time to time and Creditor will provide access accordingly, and CIT agrees to use its best efforts to give Creditor prior written or oral notice of such entry on the real estate and CIT agrees to repair any damage caused by CIT to the Creditor Collateral in connection with any such entry on the real estate; and (iv) the Inventory is, and will remain, personal property at all times hereafter, notwithstanding any provision or language to the contrary in any mortgage or security agreement between Creditor and Eddins.

8. In the event CIT exercises its rights and remedies under the CIT Credit Agreements with respect to the books and records of CIT Borrowers, CIT shall provide Creditor with access to such books and records and permit Creditor to make copies thereof.

9. Creditor shall not assign or transfer the Creditor Obligations or any of the Creditor Agreements, or any claim thereunder, unless such assignment or transfer is made by Creditor and accepted by the assignee or transferee as being subject to this Agreement. Creditor shall provide written notice to CIT of any assignment of the Creditor Obligations. CIT shall not assign or transfer the CIT Obligations or any of the CIT Credit Agreements, or any claim thereunder, unless such assignment or transfer is made by CIT and accepted by the assignee or transferee as being subject to this Agreement. CIT shall provide written notice to Creditor of any assignment of the CIT Obligations.

10. Any and all instruments or agreements now or hereafter evidencing any of the Creditor Obligations or the CIT Obligations shall contain a specific provision referencing this Agreement and therein expressly state that the indebtedness and obligations evidenced thereby are subject to the provisions of this Agreement.

11. In the event any payment, prepayment, distribution, instruments, checks or other items, property or security, or proceeds thereof, at any time is received by Creditor in respect of the CIT Collateral, except for cash proceeds to the extent permitted by Paragraph 6 above, or any payment of the Creditor Obligations prohibited under Paragraph 5 above, Creditor agrees forthwith to deliver same to CIT in the form received, with any necessary endorsement or assignment by Creditor, for application in reduction of the CIT Obligations whether or not due or mature, and until so delivered, the same shall be held in trust by Creditor for the benefit of CIT as the property of CIT, for the account of CIT Borrowers. In the absence of any necessary endorsement or assignment by Creditor, CIT is irrevocably appointed as attorney-in-fact with full power of substitution, coupled with an interest, with full authority for the limited purpose to make any such endorsement or assignment on behalf of Creditor as may be necessary to collect or enforce same.

12. In the event any payment, prepayment, distribution, instruments, checks or other items, property or security, or proceeds thereof, at any time is received by CIT in respect of the Creditor Collateral, CIT agrees forthwith to deliver same to Creditor in the form received, with any necessary endorsement or assignment by CIT, for application in reduction of the Creditor Obligations whether or not due or mature, and until so delivered, the same shall be held in trust by CIT for the benefit of Eddins as the property of Creditor, for the account of Eddins. In the absence of any necessary endorsement or assignment by CIT, Creditor is irrevocably appointed as attorney-in-fact with full power of substitution, coupled with an interest, with full authority for the limited purpose to make any such endorsement or assignment on behalf of CIT as may be necessary to collect or enforce same.

13. It is understood and agreed that CIT may (i) release any person or entity now or hereafter liable upon any of the CIT Obligations, (ii) permit substitutions, withdrawals or releases of any of the CIT Collateral or any other security or collateral at any time securing the CIT Obligations; provided such substitutions do not consist of Creditor Collateral, (iii) renew, extend, modify, and increase the CIT Obligations, and (iv) renew, extend, modify, increase or

amend the terms of the CIT Credit Agreements, in such manner and at such times from time to time, as CIT may determine in its sole discretion, without consent from Creditor and without in any manner impairing the rights and obligations of CIT and Creditor under this Agreement. CIT shall not at any time be required to institute suit or exercise or exhaust remedies against any person or entity obligated to pay any of the CIT Obligations, or against the CIT Collateral or any other security for the CIT Obligations, prior to exercising its rights or receiving the benefits of this Agreement. CIT Borrowers and CIT agree that CIT Borrowers will provide notice to Creditor of any amendment to the CIT Credit Agreements, together with a copy of any such amendment, within ten (10) days after the execution of such amendment.

14. It is understood and agreed that Creditor may (i) release any person or entity now or hereafter liable upon any of the Creditor Obligations, (ii) permit substitutions, withdrawals or releases of any of the Creditor Collateral or any other security or collateral at any time securing the Creditor Obligations; provided such substitutions do not consist of CIT Collateral, in such manner and at such times from time to time, as Creditor may determine in its sole discretion, without consent from CIT and without in any manner impairing the rights and obligations of CIT and Creditor under this Agreement. Eddins, Three D, United, Kelly and Creditor agree that they will not modify, amend, restructure, renew or otherwise change any of the Creditor Agreements, or any of the terms thereof, or the obligations evidenced thereby, without the prior written consent of CIT, other than amendments that (a) only extend the maturity of the Creditor Obligations or (b) do not change the terms of payment (other than extensions of maturity permitted by clause (a) above) or increase the amount of Eddins' or Three D's or United's or Kelly's respective obligations or the extent of Creditor's collateral or security therefor, it being understood that all of such amended or changed terms shall remain subject to the terms of this Agreement. Eddins and Creditor agree that Creditor will provide notice to CIT of any proposed amendment to the Creditor Agreements, together with a copy of any such proposed amendment, at least ten (10) days prior to the execution of such amendment. Creditor shall not at any time be required to institute suit or exercise or exhaust remedies against any person or entity obligated to pay any of the Creditor Obligations or against the Creditor Collateral or any other security for the Creditor Obligations, prior to exercising its rights or receiving the benefits of this Agreement.

15. The agreements and priorities specified in this Agreement are applicable irrespective of the validity or the time or order of attachment or perfection of the security interests referred to herein, the time or order of filing of financing statements, the acquisition of purchase money or other security interests, or the time of giving or failure to give notice with respect to any purchase money or other security interests.

16. Subject to the provisions of Paragraph 18 hereof, this Agreement is an irrevocable and continuing agreement of Creditor and CIT and Creditor and CIT may continue to rely upon same in lending money, extending credit, increasing the amount of credit and making other financial accommodations to or for the account of Three D and/or Eddins, as the case may be.

17. Any notice or demand by one party to another under this Agreement shall be in writing and shall be deemed made and received upon delivery (via personal delivery, courier, facsimile or other electronic transmission) to the address specified below, or on the third day following deposit in the United States Mail, postage prepaid, addressed as specified below:

If to Creditor:

Sterling Bank
13111 Westheimer
Houston, Texas 77077
Facsimile: (713) 507-7867

If to Eddins or Three D:

Three D Oil Co. of Kilgore, Inc.
405 N. Marienfeld, Suite 300
Midland, Texas 79701
Facsimile: (432) 571-8000

Eddins-Walcher Company
405 N. Marienfeld, Suite 300
Midland, Texas 79701
Facsimile: (432) 571-8000

If to The CIT Group/Business Credit, Inc.:

The CIT Group/Business Credit, Inc.
Two Lincoln Centre
5420 LBJ Freeway, Suite 200
Dallas, Texas 75240
Facsimile: (972) 455-1690
Attn: Regional Credit Manager

18. This Agreement shall terminate upon payment in full of the CIT Obligations and termination of the CIT Credit Agreements; provided, however, that in the event, following any such termination, any amount previously applied in reduction of the CIT Obligations is subsequently set aside, avoided, declared invalid or recovered by CIT Borrowers or United or Kelly or Heller or any trustee or in bankruptcy, or in the event CIT is otherwise required to refund or repay any such amount pursuant to any applicable law, then the CIT Obligations, and all rights of CIT under the CIT Credit Agreements, shall automatically be deemed to be reinstated to the extent of such amount and the same shall continue to be secured by the CIT Collateral as if such amount had not been so applied; and in such event, all rights and obligations under this Agreement shall likewise be reinstated, and all amounts, if any, received by Creditor in respect of the Creditor Obligations after such termination likewise shall be governed by the provisions of this Agreement as if the same had not been terminated. Likewise, this Agreement shall terminate upon payment in full of the Creditor Obligations and termination of the Creditor Agreements; provided, however, that in the event, following any such termination, any amount previously applied in reduction of the Creditor Obligations is subsequently set aside, avoided, declared invalid or recovered by Eddins or United or Three D or Kelly, or any trustee or in bankruptcy, or in the event Creditor is otherwise required to refund or repay any such amount pursuant to any applicable law, then the Creditor Obligations, and all rights of Creditor under the Creditor Agreements, shall automatically be deemed to be reinstated to the extent of such

amount and the same shall continue to be secured by the Creditor Collateral as if such amount had not been so applied; and in such event, all rights and obligations under this Agreement shall likewise be reinstated, and all amounts, if any, received by CIT in respect of the CIT Obligations after such termination likewise shall be governed by the provisions of this Agreement as if the same had not been terminated.

19. No waiver shall be deemed to have been made by CIT or Creditor of any of their respective rights hereunder unless such waiver is in writing and signed by CIT or Creditor, as appropriate, and any such written waiver shall be limited to the specific instance specified therein. The rights of CIT hereunder are cumulative of all other rights of CIT under any other agreement with CIT Borrowers or United or Kelly or Heller or Creditor, respectively, or as otherwise provided by law. The rights of Creditor hereunder are cumulative of all other rights of Creditor under any other agreement with Eddins or Three D or United or Kelly or CIT, respectively, or as otherwise provided by law.

20. If any provision of this Agreement is for any reason held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision of this Agreement.

21. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective assignees, transferees and successors. In the event that CIT should ever transfer, sell, assign, convey, pledge, grant a security interest in or otherwise encumber all or any part of the CIT Obligations, the CIT Credit Agreements and/or the CIT Collateral, CIT shall either (i) place a legend on the CIT Credit Agreements to the effect that the CIT Credit Agreements, and any assignee or transferee (whether by foreclosure or otherwise), are subject to the terms of this Agreement, or (ii) obtain the written agreement of any assignee or transferee (whether by foreclosure or otherwise), to be bound by this Agreement. In the event that Creditor should ever transfer, sell, assign, convey, pledge, grant a security interest in or otherwise grant a security interest in or otherwise encumber all or any part of the Creditor Obligations, the Creditor Agreements and/or the Creditor Collateral, Creditor shall either (i) place a legend on the Creditor Agreements to the effect that the Creditor Agreements, and any assignee or transferee (whether by foreclosure or otherwise), are subject to the terms of this Agreement, or (ii) obtain the written agreement of any assignee or transferee (whether by foreclosure or otherwise), to be bound by this Agreement.

22. This Agreement shall be governed and construed in accordance with the laws of the State of Texas.

23. This Agreement may be executed in counterparts, each of which shall be an original, but all of which, taken together, shall constitute one and the same instrument. A facsimile of any such executed counterpart shall be deemed valid as an original.

***[Signature Page Follows]***

THE CIT GROUP/BUSINESS CREDIT, INC.

By: [signature]
Name: Alan R. Schnacke
Title: Vice President

STERLING BANK

By:____________________
Name: ____________________
Title: ____________________

THREE D OIL CO. OF KILGORE, INC.

By:____________________
Name: ____________________
Title: ____________________

EDDINS-WALCHER COMPANY

By:____________________
Name: ____________________
Title: ____________________

UNITED FUEL & ENERGY CORPORATION

By:____________________
Name: ____________________
Title: ____________________

____________________
THOMAS E. KELLY

____________________
SCOTT HELLER

THE CIT GROUP/BUSINESS CREDIT, INC.

By:________________________________
Name: ______________________________
Title: ______________________________

STERLING BANK

By: Craig Brothers
Name: Craig Brothers
Title: Vice President

THREE D OIL CO. OF KILGORE, INC.

By:________________________________
Name: ______________________________
Title: ______________________________

EDDINS-WALCHER COMPANY

By:________________________________
Name: ______________________________
Title: ______________________________

UNITED FUEL & ENERGY CORPORATION

By:________________________________
Name: ______________________________
Title: ______________________________

THE CIT GROUP/BUSINESS CREDIT, INC.

By:____________________________
Name:
Title:

STERLING BANK

By:____________________________
Name:
Title:

THREE D OIL CO. OF KILGORE, INC.

By: [signature]
Name: Scott Heller
Title: President / CEO

EDDINS-WALCHER COMPANY

By: [signature]
Name: Scott Heller
Title: President / CEO

UNITED FUEL & ENERGY CORPORATION

By: [signature]
Name: Scott Heller
Title: President / CEO

[signature] Thomas E Kelly by [signature]
THOMAS E. KELLY

[signature]
SCOTT HELLER

## SECURITY AGREEMENT

Eddins-Walcher Company (the "Debtor"), whose address is 405 North Marienfeld, Suite 300, Midland, Midland County, Texas 79702 and Sterling Bank (the "Secured Party"), whose address is 13111 Westheimer, Houston, Harris County, Texas 77077, agree as follows:

### SECTION 1. CREATION OF SECURITY INTEREST

Debtor hereby grants to Secured Party a security interest in the property described in Section 2 of this Agreement to secure performance and payment of (i) that certain promissory note of even date herewith, in the principal amount of $5,500,000.00 of even date herewith, executed by Eddins-Walcher Company, payable to the order of Secured Party, (said promissory note is herein called the "Note") and guaranteed by Thomas E. Kelly, Three "D" Oil Company, Inc. and United Fuels and Energy Corporation ("Guarantors"), (i) bearing interest and being payable in the manner provided therein; (ii) all renewals and extensions of the Note; (iii) payment and performance of all obligations under this Agreement and any related instruments or agreements including but not limited to any deeds of trust; and (iv) all other obligations and indebtedness of Debtor to Secured Party of whatever kind and whenever or however created or incurred (all of the foregoing described in this Section 1 being the "Secured Indebtedness").

### SECTION 2. COLLATERAL

For valuable considerations, receipt of which is hereby acknowledged, Debtor hereby grants to Secured Party a security interest in the following:

> Construction Contracts: Any and all contracts, subcontracts, and agreements, written or oral, between Debtor and any other party, and between parties other than Debtor, in any way relating to the construction of the Improvements (as hereinafter defined) on the Land (as hereinafter defined) or the supplying of material (specially fabricated or otherwise), labor, supplies, or other services therefor.
>
> All of the right, title and interest of Debtor in, to, and under any and all (i) Contracts (herein so called) for the purchase or sale of all or any portion of that certain real property described as:
>
> See Exhibit "A";
>
> together with all improvements thereon and appurtenances thereto, for all purposes (the "Land"), together with all Improvements (herein so called) now or hereafter situated or to be situated thereon and appurtenances thereto and all right, title and interest of Debtor in and to all streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places existing or proposed, abutting, adjacent, used in connection with or pertaining to the Land or the Improvements; any strip or gores between the Land and abutting or adjacent properties; and all water and water rights, timber, crops and mineral interests on or pertaining to the Land (the Land, Improvements and other rights, titles and interests referred to in this <u>clause</u> being herein sometimes collectively called the

"Premises"); all fixtures, equipment, systems, furniture, furnishings, appliances, goods, building and construction materials and supplies, of every kind and character, now owned or hereafter acquired by Debtor, which are now or hereafter attached to or situated in or on the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause being herein sometimes collectively called the "Accessories", all of which are hereby declared to be permanent accessions to the Land); (iv) all (a) plans and specifications for the Improvements; (b) Debtor rights, but not liability for any breach by Debtor, under all commitments (including any commitment for financing to pay any of the indebtedness of Debtor to Creditor), insurance policies and other contracts and general intangibles related to the Premises or the Accessories (the Improvements, Accessories, Premises together with the Land are collectively called the "Mortgaged Property"), whether such Contracts are now or at any time hereafter existing, including all amendments and supplements to and renewals and extensions of the Contracts at any time made, and together with all payments, earnings, income, and profits arising from the sale of all or any portion of the Mortgaged Property or from the Contracts and all other sums due or to become due under and pursuant thereto and (ii) contracts, licenses, permits and living unit equivalents of water, wastewater, and other utility services whether executed, granted, or issued by a private person or entity or a governmental or quasi-governmental agency, which are directly or indirectly related to, or connected with, the development of the Mortgaged Property, whether such contracts, licenses, and permits are now or at any time hereafter existing, including without limitation any and all living unit equivalents of water, wastewater, and other utility services, certificates, licenses, zoning variances, permits, and no-action letters from each governmental authority required: (a) to evidence full compliance by Debtor and all improvements constructed or to be constructed on the Mortgaged Property with all legal requirements applicable to the Mortgaged Property, and (b) to complete construction of any improvements on the Mortgaged Property; (iii) any and all right, title, and interest Debtor may have in any financing arrangements relating to the financing of the purchase of all or any portion of the Mortgaged Property by future purchasers; (iv) all plans, specifications, and drawings prepared for the Mortgaged Property, including all amendments and supplements to and renewals and extension of such contracts any time made, and together with all rebates, refunds or deposits, and all other sums due or to become due under and pursuant thereto and together with all powers, privileges, options, and other benefits of Debtor under such contracts; and (v) all other contracts which in any way relate to the use, enjoyment, occupancy, operation, maintenance, or ownership of the Mortgaged Property (save and except any and all leases, subleases, or other agreements pursuant to which Debtor is granted a possessory interest in the Land), including but not limited to engineer's contracts, architect's contracts, maintenance agreements and service contracts.

All of the right, title and interest of Debtor in and to the Mortgaged Property. All of Debtor's fee and leasehold interests in real property and fixtures and equipment located thereon, attached thereto or affixed thereto, including but not limited to the property description in Exhibit "A" attached hereto.

Fixtures: All materials, supplies, equipment, systems, apparatus, and other items now owned or hereafter acquired by Debtor and now or hereafter attached to, installed in, or used in connection with (temporarily or permanently) the Mortgaged Property, which are now

owned or hereafter acquired by Debtor and are now or hereafter attached to the Mortgaged Property, and including, but not limited to, any and all partitions, dynamos, window screens and shades, draperies, rugs and other floor coverings, awnings, motors, engines, boilers, furnaces, pipes, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, heating, ventilating, refrigeration, plumbing, lighting, generating, cleaning, waste disposal, transportation (of people or things, including, but not limited to, stairways, elevators, escalators, and conveyors), incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, disposals, and water, gas, electrical, storm and sanitary sewer facilities, and all other utilities whether or not situated in easements, together with all accessions, appurtenances, replacements, betterments, and substitutions for any of the foregoing and the proceeds thereof.

Leases: Any and all leases, subleases, licenses, concessions, or other agreements (written or oral, now or hereafter in effect) which grant to third parties a possessory interest in and to, or the right to use, all or any part of the Mortgaged Property, together with all security and other deposits made in connection therewith, however nothing contained herein prevents Debtor from entering into and terminate any leases for the building now existing on the Mortgaged Property.

All of Debtor's propane tanks used in the sale of propane fuel to its residential and commercial propane fuel customers, now owned or hereafter acquired, including but not limited to the propane tanks listed on Exhibit "B" hereto, wherever same may be located and any and all additions, accessions and substitutions thereto or therefore, and all proceeds thereof and all monies, income, benefits and products thereof and attributable or accruing thereto. All fixtures, materials, supplies, equipment, systems, apparatus, and other items now owned or hereafter acquired by Debtor and now or hereafter attached to, installed in, or used in connection with (temporarily or permanently) the Mortgaged Property.

Rents: All of the rents, leases, revenues, income, proceeds, profits, security and other types of deposits, and other benefit paid or payable by parties to the Leases other than Debtor for using, leasing, licensing, possessing, operating from, residing in, selling, or otherwise enjoying the Mortgaged Property.

Proceeds of the Collateral are also covered.

**SECTION 3. PAYMENT OF OBLIGATIONS OF DEBTOR**

3.1 Direct Obligations. Debtor shall pay to Secured Party any sum or sums due or which may become due pursuant to the Note, or any extensions or renewals thereof, or under this Agreement or any documents executed in connection therewith or as security therefor.

3.2 Expenses. Debtor shall pay to Secured Party on demand all expenses and expenditures, including reasonable attorneys' fees and other legal expenses incurred or paid by Secured Party in exercising or protecting its interests, rights and remedies under this Agreement, plus interest thereon at the maximum non-usurious rate permitted by applicable law with respect to Debtor.

3.3 Acceleration. Debtor shall pay immediately, without notice, the entire unpaid principal and accrued unpaid interest relating to the Secured Indebtedness of Debtor to Secured Party whether created or incurred pursuant to this Agreement or otherwise, upon Debtor's default under

this Agreement and accelerate payment of all said indebtedness (unpaid principal, earned unpaid

3.3 Acceleration. Debtor shall pay immediately, without notice, the entire unpaid principal and accrued unpaid interest relating to the Secured Indebtedness of Debtor to Secured Party whether created or incurred pursuant to this Agreement or otherwise, upon Debtor's default under

this Agreement and accelerate payment of all said indebtedness (unpaid principal, earned unpaid interest and other accrued charges) as provided for in this Agreement.

**SECTION 4. DEBTOR'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS RELATING TO FILING**

Debtor represents, warrants and agrees that:

4.1 Location of Collateral. The Collateral shall remain in Debtors possession or control at all times at Debtor's risk of loss and will be kept at:

405 North Marienfeld, Suite 300, Midland, Texas 79702 and/or the Land.

Debtor will promptly notify Secured Party of any change in the location of the Collateral within said State; and Debtor will not remove the Collateral from said State without the written consent of Secured Party.

4.2 Information. All information supplied and statements made by Debtor or any guarantor in any financial, credit or accounting statement or application for credit prior to, contemporaneously with or subsequent to the execution of this Agreement are and shall be true, correct, complete, valid and genuine.

4.3 No Additional Security Interests or Liens. Other than Permitted Encumbrances (as defined below), Debtor will not pledge, mortgage or otherwise encumber, or create or suffer a security interest to exist in any of the Collateral to or in favor of any one other than Secured Party.

4.4 Additional Documentation. Debtor will sign and execute alone or with Secured Party any Financing Statement or other document or procure any document, and pay all connected costs, necessary to protect the security interests, rights and remedies created by, provided in or emanating from this Agreement.

4.5 Protective Action. Debtor will, at its own expense, do, make, procure, execute and deliver all acts, things, writing and assurances as Secured Party may at any time request to protect, assure or enforce its interests, rights and remedies created by, provided in or emanating from this Agreement.

4.6 No Leases or Encumbrances. Debtor will not lend, rent, lease or otherwise dispose of the Collateral or any interest therein except as authorized in this Agreement or in writing by Secured Party, and Debtor shall keep the Collateral, including the proceeds from any disposition thereof, free from unpaid charges, including taxes, and, except for Permitted Encumbrances, free from liens, encumbrances and security interests. For the purposes of this Agreement, the term "Permitted Encumbrances" shall mean: (a) liens of The CIT Group/Business Credit, Inc. to the extent of record on the date hereof and not encumbering assets given as collateral for the indebtedness of Payee; (b) liens on any item of equipment acquired after the date hereof provided that (A) each such lien shall attach only to the property to be acquired, (B) a description of the equipment so acquired is furnished to Secured Party, and (C) the debt incurred by Debtor in connection with such acquisition shall not exceed, in the aggregate, $1,500,000.00 in any fiscal year of Debtor; (c) liens

of local or state authorities for franchise or other like Taxes, provided that the aggregate amounts of such liens shall not exceed $100,000.00 in the aggregate at any one time; (d) statutory liens of landlords and liens of carriers, warehousemen, bailees, mechanics, materialmen and other like liens imposed by law, created in the ordinary course of business and for amounts not yet due (or which are being contested in good faith, by appropriate proceedings or other appropriate actions which are sufficient to prevent imminent foreclosure of such liens) and with respect to which adequate reserves or other appropriate provisions are being maintained by the Debtor and/or Guarantors in accordance with GAAP; (e) deposits made (and the liens thereon) in the ordinary course of business of the Debtor and/or Guarantors (including, without limitation, security deposits for leases, indemnity bonds, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, contracts (other than for the repayment or guarantee of borrowed money or purchase money obligations), statutory obligations and other similar obligations arising as a result of progress payments under government contracts; (f) easements (including, without limitation, reciprocal easement agreements and utility agreements), encroachments, minor defects or irregularities in title, variation and other restrictions, charges or encumbrances (whether or not recorded) affecting any real estate, if applicable, and which in the aggregate (A) do not materially interfere with the occupation, use or enjoyment by Debtor and/or Guarantors in their business or the property so encumbered and (B) in the reasonable business judgment of Secured Party do not materially and adversely affect the value of any such real estate; (g) liens granted Secured Party by the Debtor and/or Guarantors or any one of them; (h) liens of judgment creditors provided such liens do not exceed, in the aggregate, at any time, $50,000.00 (other than liens bonded or insured to the reasonable satisfaction of Secured Party); (i) tax liens which are not yet due and payable or which are being diligently contested in good faith by Debtor and/or Guarantors by appropriate proceedings, and which liens are not filed in any public records, other than with respect to real estate subject to a deed of trust lien in favor of Secured Party.

4.7 Insurance. Debtor will have and maintain or cause to be maintained insurance at all times with respect to all Collateral against risks of fire, theft and such other risks as Secured Party may require. Such insurance policies shall contain such terms, be in a form for a period and be written by companies satisfactory to Secured Party. Such insurance policies shall also contain a standard mortgagee's endorsement providing for payment of any loss to Secured Party. All policies of insurance shall provide for a minimum of thirty (30) days written cancellation notice to Secured Party. Debtor shall furnish Secured Party with certificates or other evidence satisfactory to Secured Party of compliance with the foregoing insurance provisions. Debtor hereby irrevocably appoints Secured Party as attorney-in-fact for Debtor in obtaining, adjusting, settling and canceling such insurance and endorsing any drafts drawn by insurers of the Collateral, which power is coupled with an interest. In the event of loss and the payment of insurance proceeds, all monies shall be payable to Secured Party for the accounts of the Secured Party and the Debtor, as their interests may appear. At the option of Secured Party, all monies so received, from less than an actual or constructive total loss shall be applied (i) to the Notes secured thereby, (ii) to repair of the damage in respect of which the insurance loss was paid, or (iii) in reimbursements for monies theretofore so applied by the Debtor with the consent of the Secured Party. In the event of actual or constructive total loss of the Collateral, the insurance proceeds for such loss shall, unless otherwise agreed by Secured Party, be applied as follows: (i) to the payment of the costs of collecting such insurance, if any, (ii) to the payment of all indebtedness, principal, interest and other sums owed by the Debtor to Secured Party secured hereby; and (iii) the balance, if any, to the Debtor.

**SECTION 5. EVENTS OF DEFAULT**

Debtor shall be in default under this Agreement upon the happening of the following events or conditions (herein called an "Event of Default"):

(1) An Event of Default (as defined in the instrument creating the indebtedness secured hereby, between Debtor and Secured Party) shall have occurred and be continuing;

(2) Failure to pay the Secured Indebtedness, or portion thereof, when the same shall become due or declared due;

(3) Any warranty, representation or statement made in this agreement or made or furnished to Secured Party by or on behalf of Debtor in connection with this agreement or to induce Secured Party to make any loan to Debtor proves to have been false in any material respect when made or furnished; or any financial statement of Debtor or of any endorser, guarantor or surety on any of the Secured Indebtedness which has been made or may be furnished to Secured Party by or on behalf of Debtor or such guarantor, endorser or surety shall prove to be false in any materially detrimental respect; or

(4) Loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral or the levy of any attachment, execution, or other process against Debtor or any of the Collateral.

**SECTION 6. SECURED PARTY'S RIGHTS AND REMEDIES**

6.1 Rights Exclusive of an Event of Default. This Agreement, Secured Party's rights hereunder or the Secured Indebtedness may be assigned from time to time, and in any such case the assignee shall be entitled to all of the rights, privileges and remedies granted in this Agreement to Secured Party.

6.2 Rights in Event of Default. Upon the occurrence of an Event of Default and at any time thereafter, Secured Party may declare the Secured Indebtedness immediately due and payable and shall have the rights and remedies of a secured party under the Texas Business and Commerce Code and under other applicable laws of each state having jurisdiction over the Collateral or any part thereof, including without limitation thereto, the right to sell, lease or otherwise dispose of any or all of the Collateral and the right to take possession of the Collateral, and for that purpose Secured Party may enter upon any premises on which the Collateral or any part thereof may be situated and remove the Collateral and books and records in connection with the same, or may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will send Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is mailed, postage prepaid, to Debtor at the address designated in this Agreement at least ten (10) days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include Secured Party's reasonable attorneys' fees and legal expenses, plus interest thereon at the maximum non-usurious rate permitted by applicable law with respect to Debtor. Debtor shall remain liable for any deficiency.

Any amounts held, realized or received by Secured Party from any sale or other disposition

of the Collateral or any part thereof, and all amounts received by Secured Party pursuant to collection of Accounts shall be applied by Secured Party in the following order to:

(1) all costs, expenses and liabilities of Secured Party (including attorneys' fees and expenses) incurred in connection with the exercise of Secured Party's rights under this Agreement or protecting its interest in the Collateral;

(2) the payment in the following order (i) all interest owing on the Notes, (ii) all principal owing on the Notes (whether or not then due); (iii) all other Secured Indebtedness of Debtor to Secured Party; and then

(3) any other amounts held, realized or received by Secured Party pursuant to the provisions hereof may at the election of Secured Party be applied by Secured Party in the foregoing manner, or at the election of Secured Party may be paid to Debtor, its successors or assigns, or as a court of competent jurisdiction may direct.

(a) Secured Party may remedy any default and may waive any default without waiving the default remedied or without waiving any other prior or subsequent default.

(b) The remedies of Secured Party hereunder are cumulative, and the exercise of any one or more of the remedies provided for herein shall not be construed as a waiver of any of the other remedies of Secured Party.

(c) SECURED PARTY MAY ENFORCE ITS RIGHTS UNDER THIS AGREEMENT WITHOUT RESORT TO PRIOR JUDICIAL PROCESS OR JUDICIAL HEARING, AND DEBTOR EXPRESSLY WAIVES, RENOUNCES AND KNOWINGLY RELINQUISHES ANY LEGAL RIGHT WHICH MIGHT OTHERWISE REQUIRE SECURED PARTY TO ENFORCE ITS RIGHTS BY JUDICIAL PROCESS. IN SO PROVIDING FOR A NON-JUDICIAL REMEDY, DEBTOR RECOGNIZES AND CONCEDES THAT SUCH A REMEDY IS CONSISTENT WITH THE USAGE OF THE TRADE, IS RESPONSIVE TO COMMERCIAL NECESSITY AND IS THE RESULT OF BARGAINING AT ARMS LENGTH. NOTHING IN THIS AGREEMENT IS INTENDED TO PREVENT DEBTOR OR SECURED PARTY FROM RESORTING TO JUDICIAL PROCESS AT EITHER PARTY'S OPTION.

(d) Debtor agrees that in performing any act under this Agreement that time shall be of the essence and that Secured Party's acceptance of a partial or delinquent payment or payments, or the failure of Secured Party to exercise any right or remedy shall not be a waiver of any obligation of Debtor or any right of Secured Party or constitute a waiver of any other similar default subsequently occurring.

6.3 This Security Agreement also secures payment of all other present and/or future debts, obligations, and liabilities owed to Secured Party by Debtor and/or Guarantors, whether individually or as a member of any partnership, joint venture, association, or other group, regardless of how the other debts, obligations, and liabilities are incurred and regardless of whether they are evidenced by a note, open account, overdraft, endorsement, surety agreement, guarantee, or other document. Debtor may now be and it is contemplated that Debtor may hereafter become indebted unto said Secured Party in further sum or sums. This conveyance is made for the security and enforcement of: (1) the indebtedness evidenced by the promissory note of even date herewith executed by Debtor in the sum of $5,500,000.00 and secured hereby, (2) all other indebtedness now owing by Debtor and/or Guarantors to said Secured Party, (3) any future indebtedness of Debtor and/or Guarantors in favor of said Secured Party, (4) any indebtedness owing to said Secured Party which is or will be guaranteed by Debtor and/or Guarantors, and (5) any renewals and/or extensions of said indebtedness. In addition, any and all Collateral acquired by Debtor after this date and all of the properties standing as security for the indebtedness under (1), (2), (3), (4) and (5) shall stand as

security for the indebtedness secured hereby and for each such other indebtedness, to the same effect as if they were described and included herein and in the deeds of trust, real estate mortgages or other security agreements securing each such other indebtedness. However, in no event shall this Section 6.3 include any property which is collateral of the indebtedness owing by Debtor to The CIT Group/Business Credit, Inc. Default in the terms of any note, deed of trust, security agreement and/or real estate mortgage, pertaining to such indebtedness described above or herein shall be an event of default and breach of covenant under all said notes, deeds of trust, real estate mortgages and security agreements and will give said Secured Party the right to accelerate payment of all said indebtedness (unpaid principal, earned unpaid interest and other accrued charges) and to invoke all of its rights under the terms of all said notes, deeds of trust, real estate mortgages and security agreements. In no event shall this Security Agreement secure payment of any debt which would create a lien otherwise prohibited by law.

**SECTION 7. ADDITIONAL AGREEMENTS**

7.1 Parties. "Secured Party" and "Debtor" as used in this instrument include successors, representatives, receivers, trustees and assigns of those parties.

7.2 Section Headings. The section headings appearing in this instrument have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this instrument.

7.3 Defined Terms. Terms used in this instrument which are defined in the Texas Business and Commerce Code are used with the meanings as therein defined.

7.4 Applicable Law; Place of Payment. The law governing this secured transaction shall be that of the State of Texas in force at the date of this instrument, and all payments and obligations shall be made and performed in Houston, Harris County, Texas, unless otherwise agreed.

7.5 Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable, such provision shall be fully severable, and the remaining provisions of this Agreement shall be in full force and effect.

7.6 The Debtor agrees that the sums evidenced by the Note and secured hereby are not for personal, family or household purposes, and that it is to be used primarily for business and commercial purposes.

7.7 The provisions of this Security Agreement are subject to the provisions of that certain Intercreditor Agreement by and between Secured Party and The CIT Group/Business Credit, Inc. and in the event of any conflict between the provisions of this Security Agreement and the provisions of said Intercreditor Agreement, the provisions of said Intercreditor Agreement shall control. In addition to and not in limitation of the foregoing, it is understood that any property of Debtor which is not "Creditor Collateral " as defined in said Intercreditor Agreement shall not constitute Collateral for purposes of this Security Agreement.

EXECUTED on this the 28TH day of OCTOBER, 2004.

**"DEBTOR"**

Eddins-Walcher Company

By: ~~S Heller~~

Name: Scott Heller

Title: President / CEO

**"SECURED PARTY"**

Sterling Bank

By:________________________________

Craig Brothers, Vice President

## CONTINUING GUARANTY

This Guaranty, dated the 28TH day of OCTOBER, 2004, is executed by Thomas E. Kelly, hereinafter referred to as "Guarantor"), in favor of Sterling Bank (hereinafter referred to as "Obligee").

## WITNESSETH:

**WHEREAS**, Eddins-Walcher Company (hereinafter referred to as "Borrower"), and Guarantor desire Obligee to extend financial and credit accommodations to Borrower;

**WHEREAS**, Obligee is willing to extend credit and financial accommodations to Borrower only upon the condition that Guarantor execute and deliver to Obligee this Continuing Guaranty and undertake the obligations of Guarantor set out herein;

**NOW, THEREFORE**, in consideration of financial and credit accommodations extended or to be extended by Obligee to Borrower and other good and valuable consideration, receipt of which is hereby acknowledged, Guarantor agrees as follows:

1. Obligation of Guarantor.

Guarantor absolutely and unconditionally guarantees to the Obligee the payment and performance of all indebtedness, obligations and liabilities (the "Indebtedness") of or owed by Borrower to Obligee (and also to others, to the extent of participations granted them by Obligee) now existing or hereafter incurred or created, direct or indirect, absolute or contingent. Guarantor agrees and acknowledges that this guaranty is a continuing guaranty and all extensions of credit and financial accommodations concurrently herewith or hereafter made by Obligee to Borrower will be made by Obligee in reliance on this guaranty. The obligations of Guarantor contained in this guaranty shall be continuing, absolute and unconditional without regard to the validity, legality, regularity or enforceability of the Indebtedness or any instrument evidencing, securing or relating to said Indebtedness and shall not be reduced or affected in any way by any failure or omission to enforce any right against Borrower or Guarantor or by any other action which may in any manner or to any extent vary the risks of Guarantor or which might otherwise constitute a legal or equitable discharge of Guarantor; it be the purpose and intent of the parties hereto that this guaranty and the obligations of Guarantor hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment and performance as herein provided. Guarantor agrees that, without the necessity of any reservation of rights against Guarantor and without notice to or further assent by Guarantor, (1) any demand for payment of any or all of the Indebtedness may be rescinded by the party making such demand and the Indebtedness reinstated or continued, and (2) the Indebtedness or any collateral security therefor or rights of offset with respect thereto may, from time to time, in whole or in part, be renewed, extended, modified, rearranged, compromised or released by Obligee or, without notice to or further assent by Guarantor, who will remain bound hereunder, notwithstanding any such rescission, renewal, extension, modification, rearrangement, compromise or release. Provided there exists no event of default under

the promissory note and documents evidencing and securing the Indebtedness and provided no event has occurred that, with notice, passage of time, or both, will become an event of default, Guarantors obligation shall be reduced as follows: commencing the third anniversary date hereof and through the fourth anniversary date hereof Guarantor's liability hereunder shall be reduced to 75% of the Indebtedness; commencing the day after the fourth anniversary hereof, Guarantor's liability hereunder shall be reduced to 50% of the Indebtedness. If there exists an event of default under the promissory note and/or documents evidencing and securing the Indebtedness and/or there has been an event that has occurred that, with notice, passage of time, or both, will become an event of default, then Guarantor's liability hereunder shall not be reduced, but shall be fixed at the percentage of Indebtedness provided for herein for such time.

2. Waiver by Guarantor.

Guarantor waives:

(a) Notice of the granting of any loan to Borrower or the incurring of any indebtedness of Borrower or the terms or conditions thereof;

(b) Presentment, demand for payment, protest or notice of dishonor of any indebtedness of Borrower;

(c) Any other notice to which Guarantor might be entitled;

(d) Joinder of the borrower in any suit or action to enforce this guaranty, in particular, and without in any way limiting the foregoing, Guarantor waives any right to have Obligee sue Borrower or take any other action against Borrower as a prerequisite to Obligee's taking any action or bringing any suit against Guarantor under this guaranty; and

(e) The right to interpose against Obligee any setoff or counterclaim of any nature or description, whether of Borrower or Guarantor, in the computation of any amounts payable by Guarantor hereunder or in any litigation arising out of or relating to this guaranty; and Guarantor further agrees that his obligations and liabilities hereunder shall not be affected or impaired, regardless of any impossibility or illegality of performance on the part of the Borrower.

3. Rights of Obligee.

Obligee may, at any time, without consent of or notice to Guarantor, without incurring responsibility to the Guarantor, without impairing or releasing the obligations of the Guarantor, upon or without terms or conditions and in whole or in part:

(a) Change the manner, place or terms of payment or change or extend the time of payment of, renew or alter any indebtedness, obligation or liability of Borrower

hereby guaranteed or any liabilities incurred directly or indirectly hereunder and the guaranty herein made shall apply to the indebtedness, obligations and liabilities of the Borrower, changed, renewed or altered in any manner;

(b) Sell, exchange, release, surrender, realize, upon or otherwise, deal with in any manner and in any order, any property at any time pledged or mortgaged to secure or securing the indebtedness, obligation or liabilities hereby guaranteed or pledged or mortgaged to secure this guaranty or any indebtedness, obligations or liabilities incurred directly or indirectly hereunder or any offset against any of said indebtedness, obligations or liabilities;

(c) Exercise or refrain from exercising any rights against Borrower or others or otherwise act or refrain from acting;

(d) Settle or compromise any indebtedness, obligations or liabilities hereby guaranteed or hereby incurred and may subordinate the payment of all or any part of such liabilities to the payment of any liabilities which may be due Obligee or others;

(e) Apply any sums paid to any Indebtedness of Borrower to Obligee, regardless of what Indebtedness of Borrower to Obligee remains unpaid; and

(f) Release Borrower or any other Guarantor of Borrower's Indebtedness to Obligee from any liability to Obligee.

4. Termination of Guaranty.

The obligations of Guarantor hereunder shall terminate upon, and only upon, written release of Guarantor by Obligee.

5. Parties in Interest.

This guaranty shall continue in full force and effect, notwithstanding the death, incapacity or legal disability of Guarantor and shall be binding on the successors, assigns, estate, personal representatives and heirs, as the case may be, of Guarantor and shall inure to the benefit of Obligee, its successors, heirs and assigns.

6. Place of Performance.

The obligations of Guarantor hereunder shall be payable and performable at Houston, Harris County, Texas.

7. Additional Obligations of Guarantor.

In addition to obligations of Guarantor set forth elsewhere herein, Guarantor agrees to pay

to Obligee:

(a) All costs, attorney's fees and other expenses incurred by Obligee in an effort to enforce and/or collect all or any part of the Indebtedness; and

(b) All costs, attorney's fees and expenses incurred by Obligee in an effort to enforce or collect the obligations of Guarantor pursuant to this guaranty.

8. Compliance with Laws.

It is the intention of the parties hereto to comply with all laws in force and applicable hereto; accordingly, it is agreed that, notwithstanding any provision to the contrary herein or in any note, instrument or other document evidencing or securing the Indebtedness or otherwise related hereto or thereto, no such provision shall require the payment or permit the collection of interest from Guarantor in excess of the maximum non-usurious rate permitted by applicable law. If any excess of interest in such respect is provided for or shall be adjudged to be so provided for, then in such event, (i) the provisions of this paragraph shall govern and control, (ii) neither Guarantor nor his heirs, executors or administrators, successors or assigns or any other party liable under Guarantor, shall be obligated to pay the amount of such interest, to the extent that it is in excess of the maximum non-usurious amount permitted by applicable law, (iii) any such excess which may have been collected shall be, at Obligee's option, either refunded or applied to the Indebtedness, and (iv) the effective rate of interest covered by this guaranty shall be automatically subject to reduction to the maximum non-usurious lawful contract rate allowed under the applicable law as now or hereafter construed by the courts having jurisdiction thereof.

9. No Waiver by or Estoppel Against Obligee.

No failure to exercise and no delay in exercising on the part of Obligee any right, power or privilege hereunder or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or future exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law or in equity.

10. Subrogation and Subordination.

Guarantor hereby agrees that Guarantor shall not be entitled to be subrogated to any of the rights of Obligee or any of its successors, endorsees and assigns against the Borrower of any collateral security held for payment of the Indebtedness until all of the Indebtedness has been paid in full, performed and discharged. Guarantor further agrees that any indebtedness of Borrower to Guarantor, whether now existing or hereafter incurred, shall be subordinate to the Indebtedness of Borrower to Obligee and shall not be paid or entitled to be paid in whole or in part until the Indebtedness of Borrower to Obligee has been paid and satisfied in full.

11. Reinstatement of Obligations.

This guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of the Indebtedness is rescinded or must otherwise be restored or returned to the Borrower upon insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had never been made.

12. Governing Law.

This guaranty has been executed and delivered in and shall be construed and enforced in accordance with the laws of the State of Texas.

13. Jurisdiction and Venue.

Any suit or action by Guarantor to enforce any right under this agreement or to obtain a declaration thereof shall be brought in a court of competent jurisdiction in Harris County, Texas. Any suit by Obligee to enforce any right hereunder or to obtain a declaration of any right or obligation hereunder may, at the sole option of Obligee, be brought (i) in any court or competent jurisdiction in Houston, Harris County, Texas, or (ii) in any court of competent jurisdiction where jurisdiction may be had over Guarantor. Guarantor hereby expressly consents to the jurisdiction of the foregoing courts for such purpose.

14. Severability.

If any clause or portion of this guaranty shall be declared unenforceable, invalid or illegal, the remaining clauses and portions shall not be affected thereby.

15. Parol Evidence.

Guarantor hereby acknowledges that this guaranty sets forth all the terms of the agreement between Obligee and Guarantor and that any statements, representations or affirmations made by the Obligee and its agents or Guarantor prior to or contemporaneously with the execution of this guaranty are to be of no force and effect whatever in determining the liability of Guarantor under this guaranty. Without limiting the foregoing, Guarantor warrants, represents and acknowledges that Obligee has made no representations or statements to Guarantor which have been relied upon by Guarantor in executing this guaranty concerning the financial condition of Borrower, the likelihood that Guarantor will be required to pay or perform the Indebtedness hereby guaranteed or otherwise.

16. Independent Guaranty.

This guaranty shall be independent of, in addition to and cumulative of any other guaranty which may be executed by any Guarantor in favor of the Obligee.

17. Multiple Parties.

Anyone signing this guaranty shall be bound thereby, whether or not any other party signs

this guaranty or is released therefrom at any time.

18. Insolvency of Guarantor.

Without limiting the other provisions hereof, in the event of bankruptcy or insolvency of Guarantor, the entire Indebtedness of Borrower, whether direct or indirect, absolute or contingent, due or to become due, shall become due and payable from Guarantor to Obligee and shall be paid immediately by Guarantor to Obligee.

19. Benefit to Guarantor.

Guarantor hereby acknowledges that it has investigated fully the benefits and advantages which will be derived by it from the execution of this guaranty and the Guarantor has decided, and Guarantor does hereby acknowledge, warrant and represent, that a direct or indirect benefit will or may reasonably be expected to accrue to Guarantor by reason of the execution of this guaranty and has read the promissory note and documents evidencing and securing the Indebtedness and agrees to all the terms thereof.

20. Financial Reporting: Guarantor shall provide to Obligee:

(a) Tax returns on Thomas E. Kelly are due within 30-days of each filing, but no later than October 15 of each calendar year.

(b) Annual Financial Statements of Thomas E. Kelly are due within 30-days of the anniversary date of his last financial statement provided to Payee.

**EXECUTED AND EFFECTIVE** as of the date first set forth above.

Thomas E. Kelly

**AGREEMENT OF FURTHER ASSURANCES**

1. The following terms shall have the meanings set forth below:

"Loan" shall mean the loan by Sterling Bank ("Lender") which is evidenced by that certain promissory note of even date herewith, executed by Eddins-Walcher Company, a Texas domestic business corporation, payable to the order of Lender, in the principal amount of $5,500,000.00 and guaranteed by Thomas E. Kelly, Three "D" Oil Co. of Kilgore, Inc. and United Fuel & Energy Corporation.

"Loan Documents" shall mean any and all documents executed in relation to the Loan.

"Property" shall mean any and all property whether real or personal given as collateral for the Loan.

2. This Agreement of Further Assurances ("Agreement") is given as of the 28TH day of OCTOBER, 2004, by Eddins-Walcher Company, Thomas E. Kelly, Three "D" Oil Co. of Kilgore, Inc. and United Fuel & Energy Corporation (collectively referred to as "Borrower" herein) to Lender, with respect to the Loan.

Borrower from time to time, at the request of Lender, will, (i) promptly correct any defect, error or omission which may be discovered in the contents of any Loan Documents or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record and/or file such further documents or instruments (including, without limitation, further mortgages, security agreements, financing statements, continuation statements, assignments of rents or leases and environmental indemnity agreements) and perform such further acts and provide such further assurances as may be necessary, desirable or proper, in Lender's opinion, to carry out more effectively the purposes of any Loan Documents and such other instruments subject to the liens and security interests hereof and thereof and any property intended by the terms hereof or thereof to be covered hereby or thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; provided that such documents or instruments do not materially increase Borrower's liability under the Loan Documents; and (iii) execute, acknowledge, deliver, procure, and file and/or record any document or instrument (including specifically, but without limitation, any financing statement) deemed advisable by Lender to protect the liens and the security interests herein granted against the rights or interests of third persons; provided that such documents or instruments do not materially increase Borrower's liability under the Loan Documents. Borrower will pay reasonable costs connected with any of the foregoing.

"BORROWER"

Eddins-Walcher Company

By: [signature]
Name: Scott Heller
Title: President / CEO

Thomas E. Kelly by S Heller

Thomas E. Kelly

Three "D" Oil Co. of Kilgore, Inc.

By: [signature]
Name: Scott Heller
Title: President / CEO

United Fuel & Energy Corporation

By: [signature]
Name: Scott Heller
Title: President / CEO

## NOTICE OF INVALIDITY OF ORAL AGREEMENTS

This Notice of Invalidity of Oral Agreements (this "Notice") is given as of the 28TH day of OCTOBER ,2004, by Sterling Bank ("Lender") to Eddins-Walcher Company, Thomas E. Kelly, Three "D" Oil Co. of Kilgore, Inc. and United Fuel & Energy Corporation (collectively referred to as "Borrower" herein), and all other Debtors and Obligors with respect to the hereinafter defined Loan.

1. The following terms shall have the meanings set forth below:

"Debtor" and "Obligor" shall mean any entity or individual who (i) is obligated or becomes obligated to pay the Loan (for example, as maker, cosigner or guarantor) or (ii) has pledged any property as security for the Loan.

"Loan" shall mean the loan by Lender which is evidenced by that certain promissory note of even date herewith, executed by Eddins-Walcher Company, payable to the order of Lender, in the principal amount of $5,500,000.00 and guaranteed by Thomas E. Kelly, Three "D" Oil Co. of Kilgore, Inc. and United Fuel & Energy Corporation.

"Loan Agreement" shall mean one or more promises, promissory notes, guarantees, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, modification agreements, or any combination of those actions or documents, relating to the Loan.

2. THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

3. Each of the undersigned Obligors acknowledges, represents and warrants to Lender that Lender has given and such party has received a copy of this Notice on the date stated above.

"BORROWER"

Eddins-Walcher Company

By: [signature]
Name: Scott Heller
Title: President/CEO

Thomas E. Kelly by S. Heller

Thomas E. Kelly

Three "D" Oil Co. of Kilgore, Inc.

By: S. Heller
Name: Scott Heller
Title: President / CEO

United Fuel & Energy Corporation

By: S. Heller
Name: Scott Heller
Title: President / CEO

"LENDER"

Sterling Bank

By:__________________________________
Name: Craig Brothers
Title: Vice President